-----------------------
                              INSTITUTIONAL CLASS
                             ROBECO INVESTMENT FUNDS
                             -----------------------

                              OF THE RBB FUND, INC.

                                -----------------
                                   PROSPECTUS
                                DECEMBER 31, 2005
                                -----------------

                   ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

                    ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

                           ROBECO WPG CORE BOND FUND

                        ROBECO WPG LARGE CAP GROWTH FUND

                             ROBECO WPG TUDOR FUND

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                [LOGO OF ROBECO]

                                     ROBECO

                                TABLE OF CONTENT

===================================
                                      INTRODUCTION ..............................................    3
A LOOK AT THE GOALS, STRATEGIES,      DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS
RISKS, EXPENSES AND FINANCIAL            Robeco Boston Partners Large Cap Value Fund ............    4
HISTORY OF EACH OF THE                   Robeco Boston Partners Mid Cap Value Fund ..............    9
ROBECO INVESTMENT FUNDS.                 Robeco Boston Partners Small Cap Value Fund II .........   14
                                         Robeco Boston Partners All-Cap Value Fund ..............   19
                                         Robeco Boston Partners Long/Short Equity Fund ..........   24
                                         Robeco WPG Core Bond Fund ..............................   30
                                         Robeco WPG Large Cap Growth Fund .......................   35
                                         Robeco WPG Tudor Fund ..................................   39
                                         More About the WPG Funds' Investments and Risks ........   44
                                         Disclosure of Portfolio Holdings .......................   45

DETAILS ABOUT THE ROBECO INVESTMENT   MANAGEMENT OF THE FUNDS
FUNDS' SERVICE PROVIDERS.                Investment Advisers ....................................   46
                                         Portfolio Managers .....................................   46
                                         Other Service Providers ................................   49

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING         Pricing of Fund Shares .................................   50
AN ACCOUNT IN ANY OF THE                 Market Timing ..........................................   50
ROBECO INVESTMENT FUNDS.                 Shareholder Services Fees ..............................   50
                                         Purchase of Fund Shares ................................   51
===================================      Redemption of Fund Shares ..............................   53
                                         Exchange Privilege .....................................   55
                                         Dividends and Distributions ............................   56
                                         Taxes ..................................................   56
                                         Multi-Class Structure ..................................   57

                                      FOR MORE INFORMATION ..............................   Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

      This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").

      The eight mutual funds of the Company offered by this prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund (collectively, the "Boston Partners Funds"), Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund (collectively, the "WPG Funds"). Throughout the Prospectus, each Boston Partners Fund and each WPG Fund will be known as a "Fund" and collectively as the "Funds." Boston Partners Asset Management, L.L.C. ("Boston Partners") provides investment advisory services to the Boston Partners Funds and Weiss, Peck and Greer Investments ("WPG") provides investment advisory services to the WPG Funds. Boston Partners and WPG are referred to in this Prospectus individually as an "Adviser" and collectively as the "Advisers."

      This Prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this Prospectus.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund. Please read "Other Purchase Information" beginning on page 52 for more information.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

       1997     1998     1999     2000     2001     2002     2003     2004
      -----    -----    -----    -----    -----    -----    -----    -----
      31.09%   (0.64)%   4.03%   19.34%    4.04%  (19.65)%  25.88%   16.03%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

      Best Quarter: 15.39% (quarter ended June 30, 1997)

      Worst Quarter:(18.08)%  (quarter ended September 20, 2002)

      Year-to-date  total return for the nine months ended  September  30, 2005:
      8.53%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                          FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                          ---------------------------------------
                                                                          1 YEAR   5 YEARS    SINCE INCEPTION (1)
                                                                          ------   -------    -------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
Return Before Taxes                                                        16.03%     7.82%           8.88%
Return After Taxes on Distributions                                        15.71%     6.45%           7.33%
Return After Taxes on Distributions and Sale of Fund Shares                10.41%     5.94%           6.79%
-----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(2)    10.88%    (2.30)%          7.98%
Russell 1000(R) Value Index (reflects no deduction for fees, expenses
   or taxes)(3)                                                            16.49%     5.27%          10.17%

(1)   Commenced operations on January 2, 1997.

(2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index. Currently, the market capitalization range of the companies in the S&P 500(R) Index is $1 billion to $4 billion. Please note that this range is as of a particular point in time and is subject to change.

(3) The Russell 1000(R) Value Index is not the primary benchmark of the Fund. Results of the index's performance are presented for general comparative purposes. The Russell 1000(R) Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000(R) Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 1000(R) Value Index is $658 million to $360 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000(R) Value Index contains stocks from the Russell 3000(R) with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                            INSTITUTIONAL CLASS
                                                            -------------------
ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)
Management fees ..........................................          0.75%
Distribution (12b-1) fees ................................          None
Other expenses(1) ........................................          0.60%
                                                                  ------
      Total annual Fund operating expenses ...............          1.35%
Fee waivers(2) ...........................................         (0.35)%
                                                                  ------
Net expenses .............................................          1.00%
                                                                  ======

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.00%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions.Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                            ------   --------   --------   ---------
      INSTITUTIONAL CLASS   $  102    $  393     $  706     $ 1,593

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions.This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                               LARGE CAP VALUE FUND
                                                         -------------------------------------------------------------------
                                                           FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                         AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,     AUGUST 31,
                                                            2005          2004          2003          2002           2001
                                                         -------------------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                         -------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .................   $    12.67    $    10.84    $    10.33    $    13.52     $    12.82
                                                         ----------    ----------    ----------    ----------     ----------
Net investment income/(loss) .........................         0.11          0.09**        0.09**        0.08**         0.12**
Net realized and unrealized gain/(loss) on
   investments .......................................         2.33          1.84**        0.57**       (1.54)**        1.10**
                                                         ----------    ----------    ----------    ----------     ----------
Net increase/(decrease) in net assets resulting
   from operations ...................................         2.44          1.93          0.66         (1.46)          1.22
                                                         ----------    ----------    ----------    ----------     ----------
Dividends to shareholders from:
Net investment income ................................        (0.11)        (0.10)        (0.06)        (0.12)         (0.13)
Net realized capital gains ...........................           --            --         (0.09)        (1.61)         (0.39)
                                                         ----------    ----------    ----------    ----------     ----------
Total dividends and distributions to shareholders ....        (0.11)        (0.10)        (0.15)        (1.73)         (0.52)
                                                         ----------    ----------    ----------    ----------     ----------
Net asset value, end of period .......................   $    15.00    $    12.67    $    10.84    $    10.33     $    13.52
                                                         ==========    ==========    ==========    ==========     ==========
Total investment return (1) ..........................        19.30%        17.87%         6.54%       (12.67)%         9.65%
                                                         ==========    ==========    ==========    ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .........   $   27,172    $   42,066    $   43,722    $   45,067     $   40,368
   Ratio of expenses to average net assets ...........         1.00%         1.00%         1.00%         1.00%          1.00%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements .............         1.35%         1.22%         1.41%         1.40%          1.43%
   Ratio of net investment income to average
      net assets .....................................         0.83%         0.73%         0.94%         0.62%          0.89%
   Portfolio turnover rate ...........................        76.91%        47.21%        81.13%        88.65%        105.71%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of between $200 million and $6 billion and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o Securities of companies with mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

          1998      1999     2000   2001    2002      2003    2004
         ------    -----    -----   ----   ------    -----   -----
          (2.20)%  (4.20)%  14.66%  8.59%  (14.44)%  36.53%  20.91%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

      Best Quarter: 18.73% (quarter ended June 30, 2003)
      Worst Quarter:(20.90)% (quarter ended September 30, 1998)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      6.76%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                               ---------------------------------------
                                                               1 YEAR    5 YEARS    SINCE INCEPTION(1)
                                                               ------    -------    ------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
Returns Before Taxes                                           20.91%     11.95%          8.91%
Returns After Taxes on Distributions                           16.68%      9.71%          7.31%
Returns After Taxes on Distributions and Sale of Fund Shares   15.81%      9.13%          6.86%
------------------------------------------------------------------------------------------------------
Russell 2500(R) Index (reflects no deduction for fees,
   expenses or taxes)(2)                                       18.29%      8.35%         10.72%
Russell 2500(R) Value Index (reflects no deduction for fees,
   expenses or taxes)(3)                                       21.58%     16.05%         13.06%

(1)   Commenced operations on June 2, 1997.

(2) The Russell 2500(R) Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. Currently, the market capitalization range of the companies in the Russell 2500(R) Index is $37 million to $9 billion. Please note that this range is as of a particular point in time and is subject to change.

(3) The Russell 2500(R) Value Index contains stocks from the Russell 2500(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2500(R) Value Index is $52 million to $9 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                            INSTITUTIONAL CLASS
                                                            -------------------
ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)
Management fees .........................................         0.80%
Distribution (12b-1) fees ...............................         None
Other expenses(1) .......................................         0.51%
                                                                 -----

   Total annual Fund operating expenses .................         1.31%
Fee waivers(2) ..........................................        (0.31)%
                                                                 -----

Net expenses ............................................         1.00%
                                                                 =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.00%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                  ------   --------   --------   ---------
            INSTITUTIONAL CLASS    $102      $385       $688      $1,552

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                   MID CAP VALUE FUND
                                                         ---------------------------------------------------------------------
                                                           FOR THE         FOR THE       FOR THE       FOR THE        FOR THE
                                                         YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                         AUGUST 31,      AUGUST 31,    AUGUST 31,    AUGUST 31,     AUGUST 31,
                                                            2005            2004          2003          2002           2001
                                                         ---------------------------------------------------------------------
                                                                                 INSTITUTIONAL CLASS
                                                         ---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .................   $    13.16      $    11.57    $     9.69    $    12.55     $    11.66
                                                         ----------      ----------    ----------    ----------     ----------
Net investment income/(loss) .........................           -- (2)        0.01**        0.05**        0.00**         0.04**
Net realized and unrealized gain/(loss) on
   investments .......................................         3.22            1.65**        1.83**       (0.94)**        0.91**
                                                         ----------      ----------    ----------    ----------     ----------
Net increase/(decrease) in net assets resulting
   from operations ...................................         3.22            1.66          1.88         (0.94)          0.95
                                                         ----------      ----------    ----------    ----------     ----------
Dividends to shareholders from:
Net investment income ................................        (0.01)          (0.07)           --(2)      (0.06)         (0.06)
Net realized capital gains ...........................        (2.35)             --            --         (1.86)            --
                                                         ----------      ----------    ----------    ----------     ----------
Total dividends and distributions to shareholders ....        (2.36)          (0.07)           --(2)      (1.92)         (0.06)
                                                         ----------      ----------    ----------    ----------     ----------
Net asset value, end of period .......................   $    14.02      $    13.16    $    11.57    $     9.69     $    12.55
                                                         ==========      ==========    ==========    ==========     ==========
Total investment return(1) ...........................        25.97%          14.39%        19.41%        (8.97)%         8.23%
                                                         ==========      ==========    ==========    ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .........   $   54,187      $   42,240    $   57,052    $   50,073     $  116,605
Ratio of expenses to average net assets ..............         1.00%           1.00%         1.00%         1.00%          1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements ................         1.31%           1.26%         1.40%         1.33%          1.30%
Ratio of net investment income to average
   net assets ........................................         0.03%           0.07%         0.55%         0.01%          0.29%
Portfolio turnover rate ..............................        74.08%          67.40%        77.87%        99.23%        234.52%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Amount is less than $0.01 per share.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with market capitalizations that do not exceed $1.5 billion when purchased by the Fund and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1.5 billion and are more susceptible to changes in the business cycle.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                  1999    2000    2001    2002     2003    2004
                  ----   -----   -----   ------   -----   -----
                  6.42%  44.59%  47.86%  (15.69)% 53.21%  16.84%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 29.30% (quarter ended June 30, 2003)
      Worst Quarter:(21.11)% (quarter ended September 30, 2002)
      Year-to-date total return for the nine months ended September 30, 2005:
      5.24%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                               ---------------------------------------
                                                               1 YEAR    5 YEARS    SINCE INCEPTION(1)
                                                               ------    -------    ------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
Returns Before Taxes                                            16.84%     26.40%         17.16%
Returns After Taxes on Distributions                            14.21%     25.41%         16.45%
Returns After Taxes on Distributions and Sale of Fund
  Shares                                                        12.96%     23.19%         15.01%
------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for
  fees, expenses or taxes)(2)                                   22.25%     17.23%         10.85%

(1)   Commenced operations on July 1, 1998.

(2) The Russell 2000(R) Value Index is an unmanaged index that contains stocks from the Russell 2000(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $52 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                             INSTITUTIONAL CLASS
                                                             -------------------
SHAREHOLDER FEES (fees paid directly
   from your investment)
Maximum sales charge imposed on purchases ...................       None
Maximum deferred sales charge ...............................       None
Maximum sales charge imposed on reinvested dividends ........       None
Redemption Fee(1) ...........................................       1.00%
Exchange Fee ................................................       None

ANNUAL FUND OPERATING EXPENSES* (expenses that
  are deducted from Fund assets)
Management fees .............................................       1.25%
Distribution (12b-1) fees ...................................       None
Other expenses(2) ...........................................       0.29%
                                                                   -----
   Total annual Fund operating expenses .....................       1.54%
Fee waivers and expense reimbursements(3) ...................      (0.01)
                                                                   -----
Net expenses ................................................       1.53%
                                                                   =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders.

(2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.55%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 ------   -------   -------   --------
            INSTITUTIONAL CLASS  $  157   $   486   $   839   $  1,834

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                               SMALL CAP VALUE FUND II
                                          -----------------------------------------------------------------
                                            FOR THE      FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          AUGUST 31,   AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                             2005         2004          2003          2002          2001
                                          -----------------------------------------------------------------
                                                                  INSTITUTIONAL CLASS
                                          -----------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...  $    22.80   $    20.19    $    15.71    $    17.17    $    11.39
                                          ----------   ----------    ----------    ----------    ----------

Net investment income/(loss)                   (0.10)       (0.12)**      (0.09)**      (0.13)**      (0.05)**
Net realized and unrealized gain/(loss)
  on investments .......................        5.07         2.92**        4.55**       (1.23)**       6.05**
                                          ----------   ----------    ----------    ----------    ----------

Net increase/(decrease) in net assets
  resulting from operations ............        4.97         2.80          4.46         (1.36)         6.00
                                          ----------   ----------    ----------    ----------    ----------

Dividends to shareholders from:
Net investment income ..................          --           --            --            --            --
Net realized capital gains .............       (3.03)       (0.20)           --(3)      (0.21)        (0.29)
                                          ----------   ----------    ----------    ----------    ----------
Total dividends and distributions
  to shareholders ......................       (3.03)       (0.20)           --         (0.21)        (0.29)
                                          ----------   ----------    ----------    ----------    ----------
Redemption fees ........................        0.01         0.01**        0.02**        0.11**        0.07**
                                          ----------   ----------    ----------    ----------    ----------
Net asset value, end of period .........  $    24.75   $    22.80    $    20.19    $    15.71    $    17.17
                                          ==========   ==========    ==========    ==========    ==========
Total investment return(1)(2) ..........       22.65%       13.96%        28.55%        (7.39)%       54.57%
                                          ==========   ==========    ==========    ==========    ==========

Ratios/Supplemental Data
   Net assets, end of period
     (000's omitted) ...................  $  138,143   $  133,060    $   98,383    $   40,475    $   21,547
   Ratio of expenses to average
     net assets ........................        1.53%        1.49%         1.55%         1.55%         1.55%
   Ratio of expenses to average net
     assets without waivers and
     expense reimbursements ............        1.54%        1.49%         1.79%         1.71%         2.03%
   Ratio of net investment
     income/(loss) to average
     net assets ........................       (0.42)%      (0.53)%       (0.54)%       (0.76)%       (0.32)%

   Portfolio turnover rate .............       37.61%       47.06%        72.72%       119.30%        35.50%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

(3)   Amount is less than $.01 per share.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

      The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

      o Securities that can be converted into common stock, such as certain securities and preferred stock are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                2003         2004
                               -----        -----
                               37.13%       20.57%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 18.57% (quarter ended June 30, 2003)
      Worst Quarter:(4.36)% (quarter ended March 31, 2003)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      8.73%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                     ---------------------------------------
                                                                     1 YEAR              SINCE INCEPTION(1)
                                                                     ------              -------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
Return Before Taxes                                                  20.57%                    18.27%
Return After Taxes on Distributions                                  19.63%                    17.76%
Return After Taxes on Distributions and Sale of Fund Shares          14.27%                    15.64%
------------------------------------------------------------------------------------------------------------
Russell 3000(R) Value Index (reflects no deduction for
   fees, expenses or taxes)(2)                                       16.94%                    12.85%

(1)   Commenced operations on July 1, 2002.

(2) The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indices. The Russell 3000(R)

            Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Currently, the market capitalization range of the companies in the Russell 3000(R) Value Index is $52 million to $359 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                             INSTITUTIONAL CLASS
                                                             -------------------
      ANNUAL FUND OPERATING EXPENSES* (expenses that
      are deducted from Fund assets)
      Management fees ....................................          1.00%
      Distribution (12b-1) fees ..........................          None
      Other expenses(1) ..................................          2.90%
                                                                    ----

      Total annual Fund operating expenses ...............          3.90%
      Fee waivers(2) .....................................         (2.65)%
                                                                    ----

      Net expenses .......................................          1.25%
                                                                    ====

      *     Shareholders   requesting   redemptions   by  wire  are   charged  a
            transaction fee of $7.50.

      (1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

      (2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.25%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR    3 YEARS*   5 YEARS*   10 YEARS*
                               ------    --------   --------   ---------
      INSTITUTIONAL CLASS      $  127     $  946    $  1,782   $  3,954

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                      ALL-CAP VALUE FUND
                                                             ---------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                                 FOR THE           FOR THE           FOR THE        JULY 1, 2002*
                                                               YEAR ENDED         YEAR ENDED       YEAR ENDED          THROUGH
                                                             AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002
                                                             ---------------------------------------------------------------------
                                                                                      INSTITUTIONAL CLASS
                                                             ---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .....................      $   13.29         $   10.82         $    9.45         $   10.00
                                                                ---------         ---------         ---------         ---------
Net investment income/(loss) .............................           0.07              0.06              0.06                --
Net realized and unrealized gain/(loss) on investments ...           2.83              2.48              1.34             (0.55)
                                                                ---------         ---------         ---------         ---------
Net increase/(decrease) in net assets resulting from
   operations ............................................           2.90              2.54              1.40             (0.55)
                                                                ---------         ---------         ---------         ---------
Dividends to shareholders from:
Net investment income ....................................          (0.05)            (0.07)            (0.03)               --
Net realized capital gains ...............................          (0.60)               --                --                --
                                                                ---------         ---------         ---------         ---------
Total dividends and distributions to shareholders ........           0.65)            (0.07)            (0.03)               --
Redemption fees ..........................................             --                --                --                --
                                                                ---------         ---------         ---------         ---------
Net asset value, end of period ...........................      $   15.54         $   13.29         $   10.82         $    9.45
                                                                =========         =========         =========         =========
Total investment return(1) ...............................          22.33%            23.50%            14.84%            (5.50)%
                                                                =========         =========         =========         =========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .............      $   7,315         $   5,177         $   2,890         $   1,810
   Ratio of expenses to average net assets................           1.25%             1.25%             1.25%             1.25%(2)
   Ratio of expenses to average net assets without
      waivers and expense reimbursements .................           3.90%             5.82%             9.49%            14.54%(2)
   Ratio of net investment income to  average net
      assets .............................................           0.53%             0.51%             0.62%             0.16%(2)
   Portfolio turnover rate ...............................          28.72%            27.40%            38.36%             6.61%(2)

*     Commencement of operations

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Annualized.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

SHORT SALE: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

SHORT-TERM CASH INSTRUMENTS: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

FEDERAL FUNDS RATE: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

================================================================================

INVESTMENT GOALS

      The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500(R) Index over a full market cycle.

PRIMARY INVESTMENT STRATEGIES

      The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund intends, under normal circumstances, to invest at least 80% of net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

      To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitations, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

      o Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

      o Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

      o Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

      o The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

      1999          2000        2001      2002        2003        2004
    -------        -----       -----     ------      -----        ----
     (12.81)%      60.20%      25.24%     (0.51)%    (1.96)%      8.21%

Best and Worst Quarterly Performance (for the periods reflected in the chart above):
Best Quarter: 18.36% (quarter ended December 31, 2000)
Worst Quarter:(10.93)% (quarter ended December 31, 1999)
Year-to-date total return for the nine months ended September 30, 2005: 14.66%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                   ---------------------------------------
                                                                   1 YEAR     5 YEARS   SINCE INCEPTION(1)
                                                                   ------     -------   ------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
Returns Before Taxes                                                 8.21%      16.19%        9.58%
Returns After Taxes on Distributions                                 8.21%      15.50%        8.92%
Returns After Taxes on Distributions and Sale of Fund Shares         5.34%      13.87%        7.98%
----------------------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                                 10.88%     (2.30)%        2.16%

(1)   Commenced operations on November 17, 1998.

(2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

      EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                   INSTITUTIONAL
                                                                       CLASS
                                                                   -------------

         SHAREHOLDER FEES (fees paid directly from your
         investment)
         Maximum sales charge imposed on purchases ..............       None
         Maximum deferred sales charge ..........................       None
         Maximum sales charge imposed on reinvested dividends ...       None
         Redemption Fee(1) ......................................       2.00%
         Exchange Fee ...........................................       None

         ANNUAL FUND OPERATING EXPENSES* (expenses that are
         deducted from Fund assets)
         Management fees ........................................       2.25%
         Distribution (12b-1) fees ..............................       None
         Other expenses(2) ......................................       1.05%
                                                                       -----
            Total annual Fund operating expenses ................       3.30%
         Fee waivers and expense reimbursements(3) ..............      (0.17)%
                                                                       -----
         Net expenses ...........................................       3.13%
                                                                        ====

      *     Shareholders   requesting   redemptions   by  wire  are   charged  a
            transaction fee of $7.50.

      (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

      (2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. "Other expenses" and "Total annual Fund operating expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.52% of average net assets for the most recent fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

      (3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 2.50% (excluding short sale dividend expense).

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR     3 YEARS*      5 YEARS*    10 YEARS*
                             ------     --------      --------    ---------
      INSTITUTIONAL CLASS    $  316     $  1,000      $  1,707    $  3,583

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                   LONG/SHORT EQUITY FUND
                                                            --------------------------------------------------------------------
                                                             FOR THE       FOR THE        FOR THE        FOR THE        FOR THE
                                                            YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                            AUGUST 31,    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                               2005          2004           2003           2002          2001
                                                            --------------------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                            --------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ....................   $   14.70     $   14.31      $   15.17      $   15.88      $   10.57
                                                            ---------     ---------      ---------      ---------      ---------
Net investment income/(loss) ............................       (0.25)        (0.32)**       (0.28)**        0.05**         0.07**
Net realized and unrealized gain/(loss) on investments ..        3.43          0.69**         0.10**        (0.31)**        5.14**
                                                            ---------     ---------      ---------      ---------      ---------
Net increase/(decrease) in net assets resulting from
   operations ...........................................        3.18          0.37          (0.18)         (0.26)          5.21
                                                            ---------     ---------      ---------      ---------      ---------
Dividends to shareholders from:
Net investment income ...................................          --            --             --          (0.02)         (0.13)
Net realized capital gains ..............................          --            --          (0.51)         (0.50)            --
Tax return of capital ...................................          --            --          (0.20)            --             --
                                                            ---------     ---------      ---------      ---------      ---------
Total dividends and distributions to shareholders .......          --            --          (0.71)         (0.52)         (0.13)
                                                            ---------     ---------      ---------      ---------      ---------
Redemption fee ..........................................        0.01          0.02**         0.03**         0.07**         0.23**
                                                                                                        ---------      ---------
Net asset value, end of period ..........................   $   17.89     $   14.70      $   14.31      $   15.17      $   15.88
                                                            =========     =========      =========      =========      =========
Total investment return(1)(2) ...........................       21.70%         2.73%         (1.13)%        (1.17)%        51.85%
                                                            =========     =========      =========      =========      =========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .........      $  99,748     $  58,293      $  57,351      $  65,951      $  25,857
   Ratio of expenses to average net assets (including
      dividend expense) .................................        3.13%         3.02%          3.05%          3.04%          3.22%
   Ratio of expenses to average net assets (excluding
      dividend expense) .................................        2.92%         2.50%          2.50%          2.50%          2.50%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (excluding
      dividend expense) .................................        3.09%         2.68%          2.90%          2.85%          4.25%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (including
      dividend expense) .................................        3.30%         3.20%          3.44%          3.39%          4.97%
   Ratio of net investment income to average net assets..       (1.82)%       (2.26)%        (1.94)%         0.30%          0.46%
   Portfolio turnover rate ..............................      107.14%       239.06%        282.36%        219.52%        332.25%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

ROBECO WPG CORE BOND FUND
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

BONDS: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

DERIVATIVES: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

DURATION: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

================================================================================

INVESTMENT GOAL

      Current  income,   consistent  with  capital   preservation.   The  Fund's
investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      INVESTMENTS: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including (without limitation) mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

      CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are believed by the Adviser to be of comparable credit quality.

      DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

      STRATEGIES: There are three principal factors in the Adviser's selection process - maturity allocation, sector allocation and individual security selection.

      o The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

      o The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

      o After the Fund's maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

            o     Stable or improving issuer credit quality;

            o Market inefficiencies that cause individual bonds to have high relative values; and

            o     Structural  features  of  securities,   such  as  callability,
                  liquidity, and prepayment characteristics and expectations.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

      o Interest rates rise, causing the bonds in the Fund's portfolio to drop in value.

      o The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

      o As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

ROBECO INVESTMENT FUNDS
 (INSTITUTIONAL CLASS)                                          [LOGO OF ROBECO]

                                                                          ROBECO

--------------------------------------------------------------------------------
                              ---------------------
                               ACCOUNT APPLICATION
                              ----------------------

PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

-------------               (Please check the appropriate box(es))     [ ] Individual   [ ] Joint Tenant   [ ] Other
1
ACCOUNT                     --------------------------------------------------------------------------------------------------------
REGISTRATION:               NAME                       DATE OF BIRTH             SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER
-------------
                            --------------------------------------------------------------------------------------------------------
                            NAME OF JOINT OWNER        DATE OF BIRTH                  JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                            For joint accounts,  the account  registrants  will be joint tenants with right of survivorship  and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:              [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------

                            UNDER THE                        UGMA/UTMA (circle one)
                                      ----------------------
                                              STATE

                            --------------------------------------------------------------------------------------------------------
                            NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)   CUSTODIAN'S SOCIAL SECURITY NUMBER **    DATE OF BIRTH**

                            --------------------------------------------------------------------------------------------------------
                            NAME OF MINOR (ONLY ONE PERMITTED)             MINOR'S SOCIAL SECURITY NUMBER **        DATE OF BIRTH**

-------------               --------------------------------------------------------------------------------------------------------
CORPORATION,                NAME OF CORPORATION, PARTNERSHIP, OR OTHER (NAME OF LEGAL ENTITY) NAME(S) OF FIDUCIARY/ TRUSTEE(S)
PARTNERSHIP,
TRUST OR                    --------------------------------------------------------------------------------------------------------
OTHER ENTITY:               TAXPAYER IDENTIFICATION NUMBER
-------------

-------------               RESIDENCY ADDRESS**: (YOU MUST PROVIDE A STREET ADDRESS)
2
ADDRESS                     --------------------------------------------------------------------------------------------------------
INFORMATION:                STREET                                                                               APARTMENT NUMBER
-------------
                            --------------------------------------------------------------------------------------------------------
                            CITY                                             STATE                                    ZIP CODE

                            --------------------------------------------------------------------------------------------------------
                            DAY PHONE NUMBER                                                                   EVENING PHONE NUMBER

                            JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                            --------------------------------------------------------------------------------------------------------
                            STREET                                                                                APARTMENT NUMBER

                            --------------------------------------------------------------------------------------------------------
                            CITY                                             STATE                                    ZIP CODE

                            **IDENTITY  VERIFICATION  PROCEDURES  NOTICE.  The USA  PATRIOT  ACT  requires  financial  institutions, including mutual funds, to adopt certain  policies and programs to prevent money laundering  activities, including  procedures to verify the identity of all investors opening new accounts.  When completing the
                            New  Account  Application,  you will be required to supply the Funds with  certain  information  for all persons owning or permitted to act on an account, that will assist the Funds in verifying your identity.
                            This includes date of birth, taxpayer  identification number and street address. Until such verification is made, the Funds may temporarily  limit additional share purchases.  In addition,  the Funds may limit additional  share  purchases  or close an account if it is unable to verify a  customer's  identity.  As required by law, the Funds may employ  various  procedures,  such as comparing the  information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

                                       --------------------------
                                       NOT PART OF THE PROSPECTUS
                                       --------------------------

                      MAILING ADDRESS: (you may provide a P.O. Box)
                      [ ] CHECK HERE IF YOUR MAILING ADDRESS IS THE SAME AS YOUR RESIDENCY ADDRESS.

                      --------------------------------------------------------------------------------------------------------------
                      STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

                      --------------------------------------------------------------------------------------------------------------
                      CITY                                             STATE                                                ZIP CODE

-------------         Minimum initial investment of $100,000 per fund (except Core Bond). Total amount of investments $_________
3
INVESTMENT            Make check payable to Robeco Investment Funds.
INFORMATION:
-------------         Shareholders  may not purchase shares of any fund with a check issued by a third party and endorsed over to the fund.

                      Robeco Boston Partners Large Cap Value Fund (70) $______  Robeco Boston Partners Mid Cap Value Fund (73) $____

                      Robeco Boston Partners Small Cap Value Fund II (77) $____ Robeco Boston Partners All-Cap Value Fund (81) $____

                      Robeco Boston Partners Long/Short Equity Fund (79) $_____ Robeco WPG Large Cap Growth Fund (01) $_____

                      Robeco WPG Tudor Fund (02) $______

                      Minimum initial investment of $50,000 for Robeco WPG Core Bond Fund.      Robeco WPG Core Bond Fund (03) $____

-------------
DISTRIBUTION          DIVIDENDS: Pay by check [ ]   Reinvest [ ]            CAPITAL GAINS: Pay by check [ ]  Reinvest [ ]
OPTIONS:
-------------         NOTE:  Dividends and capital gains may be reinvested or paid by check. If no options are selected above,  both dividends and capital gains will be reinvested in additional fund shares.

-------------
4                     To use this option,  you must initial the  appropriate  line below.
TELEPHONE
EXCHANGE AND          I authorize the Transfer  Agent to accept  instructions  from any persons to redeem or exchange  shares in my
REDEMPTION:           account(s) by telephone in accordance  with the  procedures and conditions set forth in the Fund's current
-------------         prospectus.

                      ------------------------        -----------------------
                         Individual initial                joint initial        Redeem shares, and send the proceeds to the address
                                                                                of record.

                      ------------------------        -----------------------
                         Individual initial                joint initial        Exchange shares for shares of Robeco Investment
                                                                                Funds.

-------------
5                     The Automatic  Investment  Plan which is available to shareholders  of the Fund,  shares to allow  dollar-cost
AUTOMATIC             averaging. The Fund's  Transfer  Agent can arrange for an amount of money selected by you to be deducted makes
INVESTMENT            possible regularly  scheduled  purchases of Fund from your checking account and used to purchase shares of the
PLAN:                 Fund.
-------------
                      Please debit $______  (minimum  $5000.00)  from my checking  account (named below) on or about the 20th of the month.

                      PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.
                      [ ] Monthly     [ ] Quarterly    [ ] Annually

---------------       --------------------------------------------------------------------------------------------------------------
BANK RECORD:          BANK NAME                                                                           STREET ADDRESS OR P.O. BOX
---------------
                      --------------------------------------------------------------------------------------------------------------
                      CITY                                               STATE                                     ZIP CODE

                      --------------------------------------------------------------------------------------------------------------
                      BANK ABA NUMBER                              BANK ACCOUNT OWNER                        BANK ACCOUNT NUMBER

                                       --------------------------
                                       NOT PART OF THE PROSPECTUS
                                       --------------------------

-------------         --------------------------------------------------------------------------------------------------------------
6                     The undersigned  warrants that I (we) have full authority and, if a natural  person,  I (we) am (are) of legal
SIGNATURES:           age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for
-------------         the Fund in which I (we) am (are) investing.

                      Under the  Interest  and  Dividend  Tax  Compliance  Act of 1983,  the Fund is required to have the  following certification:

                      Under penalties of perjury, I certify that:

                      (1)   The number shown on this form is my correct  identification number (or I am waiting for a number to be issued to me), and

                      (2)   I am not subject to backup withholding because (a) I am exempt from backup withholding,  or (b) I have not been notified by the Internal  Revenue  Service that I am subject to 28% backup  withholding  as a result of a failure to report all Interest or  dividends,  or (c) the IRS has notified me that I am no longer subject to backup withholding.

                      (3)   I am a U.S. person (including a U.S. resident alien).

                      NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
                      BACKUP  WITHHOLDING  BECAUSE YOU HAVE FAILED TO REPORT ALL  INTEREST  AND  DIVIDENDS  ON YOUR TAX RETURN.  THE
                      INTERNAL  REVENUE  SERVICE  DOES NOT REQUIRE YOUR CONSENT TO ANY  PROVISION  OF THIS  DOCUMENT  OTHER THAN THE
                      CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      SIGNATURE OF APPLICANT                                                                           DATE

                      --------------------------------------------------------------------------------------------------------------
                      PRINT NAME                                                                              TITLE (IF APPLICABLE)

                      --------------------------------------------------------------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                                                                         DATE

                      --------------------------------------------------------------------------------------------------------------
                      PRINT NAME                                                                               TITLE (IF APPLICABLE)

                      (If you are signing for a corporation,  you must indicate  corporate  office or title.  If you wish additional signatories  on the  account,  please  include a corporate  resolution.  If signing as a  fiduciary,  you must indicate  capacity.)

                      For information on additional  options,  such as IRA Applications,  rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                      MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:      ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            P.O. BOX 9816
                                                                            PROVIDENCE, RI 02940

                      OVERNIGHT MAILING ADDRESS:                            ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            101 SABIN STREET
                                                                            PAWTUCKET, RI 02860

                                       --------------------------
                                       NOT PART OF THE PROSPECTUS
                                       --------------------------

                                    (This Page Intentionally Left Blank.)

      o     As a result of  declining  interest  rates,  the Fund may be able to
            invest  only  in  lower  yielding   bonds,   decreasing  the  Fund's
            yield. This is known as interest risk.

      o When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

      o The Adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

      o To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

      There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Core Bond Fund's Predecessor Fund, the WPG Core Bond Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985 as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class Shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of the Institutional Class shares Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1995     1996    1997    1998    1999    2000     2001    2002     2003    2004
------   -----   -----   -----   -----   ------   -----   ------   -----   -----
13.25%   3.85%   7.37%   9.26%  (0.12)%  10.66%   9.64%   10.87%   5.04%   4.38%

      Best Quarter: 4.70% (quarter ended September 30, 2002)
      Worst Quarter:(2.62)% (quarter ended June 30, 2004)

      As of September 30, 2005, the Fund's year to date return was 1.64% and the 30-day yield was 3.40%. Call 1-888-261-4073 for current yields.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                              (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                              -----------------------------------------
                                                              1 YEAR          5 YEARS          10 YEARS
                                                              ------          -------          --------
ROBECO WPG CORE BOND FUND
Return Before Taxes (1)                                        4.38%           8.08%            7.35%
Return After Taxes on Distributions (1)                        3.33%           6.34%            5.25%
Return After Taxes on Distributions and Sales of Shares (1)    2.83%           5.85%            4.99%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index (reflects no
   deduction for fees, expenses or taxes)(2)                   4.34%           7.71%            7.72%

(1) The average annual total returns are based on the historical performance of the Predecessor Fund.

(2) The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.
      investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                            INSTITUTIONAL CLASS
                                                            --------------------
      SHAREHOLDER FEES
        (fees paid directly from your investment)
      Maximum sales charge imposed on purchases .........          None
      Maximum deferred sales charge .....................          None
      Maximum sales charge imposed on reinvested
         dividends ......................................          None
      Redemption Fee(1) .................................          2.00%
      Exchange Fee ......................................          None

      ANNUAL FUND OPERATING EXPENSES*
         (expenses that are deducted from Fund assets)
      Management fees ...................................          0.45%
      Distribution (12b-1) fees .........................          None
      Other Expenses(2) .................................          0.30%
                                                                  -----
         Total annual Fund operating expenses ...........          0.75%
      Fee waivers/expense reimbursements(3) .............         (0.32)
                                                                  -----
      Net expenses ......................................          0.43%
                                                                  =====

* Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.43% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                             ------   --------   --------   ---------
      INSTITUTIONAL CLASS    $   44   $    208   $    385   $     900

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006.Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                                CORE BOND FUND
                                          ------------------------------------------------------------------------------------------
                                            FOR THE
                                             PERIOD
                                           JANUARY 1,          FOR THE         FOR THE        FOR THE      FOR THE         FOR THE
                                            2005 TO           YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                           AUGUST 31,        DECEMBER 31,    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                            2005(a)              2004            2003          2002          2001           2000
                                          ------------------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                          ------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...  $     10.81        $   10.66      $     10.44     $     9.80   $     9.40     $     9.07
                                          -----------        ---------      -----------     ----------   ----------     ----------
Net investment income ..................         0.25             0.31             0.30           0.40         0.49           0.60
Net realized and unrealized gain on
   investments .........................         0.03             0.15             0.22           0.64         0.40           0.33
                                          -----------        ---------      -----------     ----------   ----------     ----------
Net increase in net assets
   resulting from operations ...........         0.28             0.46             0.52           1.04         0.89           0.93
                                          -----------        ---------      -----------     ----------   ----------     ----------
Dividends to shareholders from:
Net investment income ..................        (0.25)           (0.31)           (0.30)         (0.40)       (0.49)         (0.60)
Net realized capital gains .............         0.00             0.00             0.00           0.00         0.00           0.00
                                          -----------        ---------      -----------     ----------   ----------     ----------
Total dividends and distributions to
   shareholders ........................        (0.25)           (0.31)           (0.30)         (0.40)       (0.49)         (0.60)
                                          -----------        ---------      -----------     ----------   ----------     ----------
Net asset value, end of period .........  $     10.84        $   10.81      $     10.66     $    10.44   $     9.80     $     9.40
                                          ===========        =========      ===========     ==========   ==========     ==========
Total investment return ................         2.65%(b)         4.38%            5.04%         10.87%        9.64%         10.66%
                                          ===========        =========      ===========     ==========   ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period
   (000's omitted) .....................  $   161,761        $ 144,349      $   145,818     $  105,261   $  123,797     $  114,547
   Ratio of expenses to
      average net assets ...............         0.43%(c)         0.43%            0.45%          0.50%        0.50%          0.50%
   Ratio of expenses to
      average net assets without
      waivers and reimbursements
      (including dividend expenses) ....         0.75%(c)(d)      0.71%            0.75%          0.83%        0.81%          0.79%
   Ratio of net investment income to
      average net assets ...............         3.52%(c)         2.90%            2.81%          4.02%        5.04%          6.58%
   Portfolio turnover rate .............       602.95%(c)(e)     805.8%(f)        561.8%         539.2%       431.5%         509.0%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not Annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such effects been included, the ratio would not significantly differ.


(e) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended August 31, 2005, was 295.21%.

(f) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

ROBECO WPG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

GROWTH CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time. Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

================================================================================

INVESTMENT GOAL

      Long-term growth of capital. The Fund's investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      INVESTMENTS: The Fund invests at least 80% of its net assets (including any borrows for investment purposes) in equity securities of U.S. large capitalization companies that the Adviser believes offer the prospect of capital appreciation. As used in this Prospectus, "large cap companies" generally means a universe of companies composed of the combination of two well-known large cap benchmarks, the Russell 1000(R) Index and the S&P 500(R) Index.The market capitalization range of the companies represented in Russell 1000(R) Index as of November 30, 2005 was between $594 million and $378.8 billion, with a median market capitalization of approximately $4.9 billion. The market capitalization of the companies represented in the S&P 500(R) Index as of November 30, 2005 was between $290 million and $378.7 billion, with a median market capitalization of approximately $10.7 billion. Please note that these ranges are as of a particular point in time and are subject to change. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

      In order to remain fully invested and instead of purchasing and selling securities directly, the Fund may invest in depository receipts which seek to replicate the price performance and dividend yield of the Russell 1000(R) Growth Index and use derivative contracts (such as futures on the Russell 1000(R) Growth Index).

      STRATEGIES: The Adviser uses quantitative techniques to analyze a universe of companies included in the Russell 1000(R) Index, S&P 500(R) Index, and selected large cap ADRs. Using a proprietary multi-factor stock-selection model, the Adviser identifies stocks that the Adviser believes have rising earnings expectations that sell at low relative valuations when compared with their sector peers. Firmly established through the quantitative research process, the Adviser believes that these are the stocks that will lead to portfolio out-performance.

      Based on this information, and using sophisticated risk measurement tools, the Adviser selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the Fund's expected return with the level of risk taken. The Adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the Fund's portfolio similar to those of the Russell 1000(R) Growth Index.

      The portfolio is rebalanced regularly, generally on a bi-weekly basis, to maintain the optimal risk/return trade-off. The Adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when the Adviser believes it no longer offers an appropriate return-to-risk tradeoff.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

      o     The U.S. stock market goes down.

      o     Growth   stocks  or  stocks   of  large   capitalization   companies
            temporarily fall out of favor with investors.

      o Companies in which the Fund invests suffer unexpected losses or lower than expected earnings.

      o     The  Adviser's   judgment  about  the  attractiveness  or  potential
            appreciation of a particular security or sector proves to be wrong.

      o The factors considered by the multi-factor stock-selection model fail to select stocks with better relative performance than those included in the Russell 1000(R) Growth Index.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Large Cap Growth Fund's Predecessor Fund, the WPG Large Cap Growth Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of Institutional Class shares of the Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1995    1996    1997    1998    1999    2000      2001     2002     2003  2004
------  ------  ------  ------  ------  -------  -------  --------  ------ -----
32.73%  24.42%  36.27%  27.51%  12.68%  (1.68)%  (20.45)% (27.59)%  31.89% 3.82%

Best and Worst Quarterly Total Performance (for the periods reflected in the chart above):
Best Quarter: 19.82% (quarter ended June 30, 1997)
Worst Quarter:(18.97)% (quarter ended September 30, 2001)
Year-to-date total return for the nine months ended September 30, 2005: 1.86%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                   AVERAGE ANNUAL TOTAL RETURNS*
                                                             (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                             -----------------------------------------
                                                             1 YEAR          5 YEARS         10 YEARS
                                                             ------          -------         --------
ROBECO WPG LARGE CAP GROWTH FUND
Return Before Taxes(1)                                        3.82%          (4.96)%           9.63%
Return After Taxes on Distributions(1)                        1.96%          (6.15)%           6.93%
Return After Taxes on Distributions and Sales of Shares(1)    4.92%          (4.48)%           7.13%
------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index (reflects no deduction for
   fees, expenses or taxes)(2)                                6.30%          (9.29)%           9.59%

* The Predecessor Fund's performance record shown in the table for periods prior to December 31, 2003 was achieved under the Predecessor Fund's previous qualitative strategy.

(1) The average annual total returns are based on the historical performance of the Predecessor Fund. The average annual total returns of the Institutional Class would have substantially similar annual returns as the Predecessor Fund because the shares are invested in the same portfolio of securities.

(2) The Russell 1000(R) Growth Index contains those securities in the Russell 1000(R) Index with a greater-than-average growth orientation. Currently, the market capitalization range of the companies in the Russell 1000(R) Growth Index is $913 million to $378.8 billion. Please note that this range is as of a particular point in time and is subject to change. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                   INSTITUTIONAL CLASS
                                                                   -------------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ......................           None
Maximum deferred sales charge ..................................           None
Maximum sales charge imposed on reinvested dividends ...........           None
Redemption Fee (1) .............................................           2.00%
Exchange Fee ...................................................           None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted
from Fund assets)
Management fees ................................................           0.75%
Distribution (12b-1) fees ......................................           None
Other Expenses(2) ..............................................           1.33%
                                                                          -----

   Total annual Fund operating expenses ........................           2.08%
Fee waiver/expense reimbursements(3) ...........................          (0.68)%
                                                                          -----

Net expenses ...................................................           1.40%
                                                                          =====

* Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 1.40% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       1 YEAR   3 YEARS*   5 YEARS*    10 YEARS*
                                       ------   --------   --------    ---------
      INSTITUTIONAL CLASS              $  143     $ 586     $ 1,056     $ 2,356

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006.Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 has been audited by Pricewaterhousecoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                                LARGE CAP GROWTH FUND
                                              --------------------------------------------------------------------------------------
                                               FOR THE PERIOD
                                              JANUARY 1, 2005  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED
                                              AUGUST 31, 2005    DECEMBER      DECEMBER      DECEMBER      DECEMBER      DECEMBER
                                                    (a)          31, 2004      31, 2003      31, 2002      31, 2001      31, 2000
                                              --------------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                              --------------------------------------------------------------------------------------
Per Share Operating Performance
   Net asset value, beginning of period ...... $   23.10         $  25.27     $  19.16     $   26.46     $   33.60     $   39.88
                                               ---------         --------     --------     ---------     ---------     ---------
   Net investment income/(loss) .............. $   (0.07)        $   0.00     $   0.00     $    0.00     $   (0.01)    $    0.01
Net realized and unrealized gain/(loss)
on investments ............................... $    0.33         $   0.93     $   6.11     $   (7.30)    $   (6.86)    $   (0.94)
                                               ---------         --------     --------     ---------     ---------     ---------
Net increase/(decrease) in net assets
resulting from operations .................... $    0.26         $   0.93     $   6.11     $   (7.30)    $   (6.87)    $   (0.93)
                                               ---------         --------     --------     ---------     ---------     ---------
Dividends to shareholders from:
   Net investment income ..................... $    0.00         $   0.00     $   0.00     $    0.00     $    0.00     $    0.00
   Net realized capital gains ................        --         $  (3.10)    $   0.00     $    0.00     $   (0.27)    $   (5.35)
                                               ---------         --------     --------     ---------     ---------     ---------
Total dividends and distributions
   to shareholders ...........................        --         $  (3.10)    $   0.00     $    0.00     $   (0.27)    $   (5.35)
                                               ---------         --------     --------     ---------     ---------     ---------
Net asset value, end of period ............... $   23.36         $  23.10     $  25.27     $   19.16     $   26.46     $   33.60
                                               =========         ========     ========     =========     =========     =========
Total investment return ......................      1.13%(b)         3.82%       31.89%       (27.59)%      (20.45)%       (1.68)%
                                               =========         ========     ========     =========     =========     =========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) . $  20,626         $ 26,222     $ 52,355     $  43,412     $  74,931     $ 109,347
   Ratio of expenses to average net assets ...      1.40%(c)         1.40%        1.44%         1.25%         1.14%         1.01%
   Ratio of expenses to average net assets
   without waivers and reimbursements
   (including dividend expenses) .............      2.08%(c)(d)      1.50%        1.44%         1.25%         1.14%         1.01%
   Ratio of net investment income/(loss)
   to average net assets .....................     (0.42)%(c)       (0.06)%      (0.52)%       (0.42)%       (0.11)%       (0.03)%
   Portfolio turnover rate ...................    100.01%(c)        138.7%       126.8%        107.9%         56.4%         78.2%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

ROBECO WPG TUDOR FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

================================================================================

INVESTMENT GOAL

      Capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The Fund's investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      Investments: The Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.

      Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

      o     Securities convertible into common stocks.

      o     Shares of real estate investment trusts ("REITs").

      o     Warrants and rights to purchase common stocks.

      o     Preferred stocks.

      SPECIAL SITUATIONS: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

      STRATEGIES: The Adviser uses a value approach to select the Fund's investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Adviser believes to be their intrinsic values. The Adviser employs a bottom-up strategy, focusing on undervalued industries that the Adviser believes are experiencing positive change. The Adviser then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

      Factors the Adviser looks for in selecting investments include (without limitation):

      o     Increasing returns on invested capital.

      o Managements who have demonstrated an ability to generate high return on invested capital (ROIC).

      o     Companies which provide solid cash flows with appropriate capital.

      o Potential catalysts such as new products, cyclical upturns and changes in management.

      o Low market valuations relative to earnings forecast, book value, cash flow and sales.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

      o     The stock market goes down.

      o Small capitalization stocks temporarily fall out of favor with investors.

      o     Value stocks temporarily fall out of favor with investors.

      o The Fund's assets remain undervalued or do not have the potential value originally expected.

      o Companies in which the Fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the Fund to be less liquid, will reduce the Fund's net asset value.

      o The Adviser's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the Fund's portfolio prove to be wrong or the special situation that the Adviser anticipated does not occur.

SPECIAL RISKS

      Because the Fund invests primarily in small capitalization stocks, your investment will be subject to higher risks generally associated with smaller companies. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Tudor Fund's Predecessor Fund, the WPG Tudor Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of Institutional Class shares of the Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1995    1996    1997     1998     1999    2000      2001      2002     2003     2004
------  ------  ------  --------  ------  -------  --------  --------  -------  ------
41.18%  18.82%  11.11%  (22.01)%  63.26%  (5.20)%  (14.78)%  (26.10)%  45.37%   19.35%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 42.13% (quarter ended December 31, 1999)
      Worst Quarter:(29.34)% (quarter ended September 30, 1998)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      0.51%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                    AVERAGE ANNUAL TOTAL RETURNS*
                                                               (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                               -----------------------------------------
                                                               1 YEAR           5 YEARS         10 YEARS
                                                               ------           -------         --------
ROBECO WPG TUDOR FUND
Return Before Taxes(1)                                          19.35%             0.71%            9.41%
Return After Taxes on Distributions(1)                          15.17%            (1.05)%           6.06%
Return After Taxes on Distributions and Sales of Shares(1)      12.51%            (0.35)%           6.24%
----------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for
   fees, expenses or taxes)(2)                                  22.25%            17.23%           15.17%

* The Predecessor Fund's performance record prior to August 18, 2003 was achieved under the Predecessor Fund's previous growth-related strategy.

(1) The average annual total returns are based on the historical performance of the Predecessor Fund. The average annual total returns of the Institutional Class would have substantially similar annual returns as the Predecessor Fund because the shares are invested in the same portfolio of securities.

(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Institutional Class of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                         INSTITUTIONAL CLASS
                                                                         -------------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ...........................            None
Maximum deferred sales charge .......................................            None
Maximum sales charge imposed on reinvested dividends ................            None
Redemption Fee (1) ..................................................            2.00%
Exchange Fee ........................................................            None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted
from Fund assets)
Management fees .....................................................            0.90%
Distribution (12b-1) fees ...........................................            None
Other Expenses(2) ...................................................            0.67%
                                                                                 ----
      Total annual Fund operating expenses(3) .......................            1.57%
                                                                                 ====

* Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse Fund expenses in order to limit Total annual Fund operating expenses to 1.70% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period.The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS       5 YEARS        10 YEARS
                            ------        -------       -------        --------
   INSTITUTIONAL CLASS       $ 160         $ 496         $ 855          $ 1,867

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions.The information for the period January 1, 2005 through August 31, 2005 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                             TUDOR FUND
                                      --------------------------------------------------------------------------------------------
                                        FOR THE PERIOD     FOR THE YEAR   FOR THE YEAR  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        JANUARY 1, 2005        ENDED          ENDED         ENDED          ENDED          ENDED
                                             TO              DECEMBER       DECEMBER      DECEMBER       DECEMBER       DECEMBER
                                      AUGUST 31, 2005(a)     31, 2004       31, 2003      31, 2002       31, 2001       31, 2000
                                      --------------------------------------------------------------------------------------------
                                                                         INSTITUTIONAL CLASS
                                      --------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of
   period ............................  $   17.55           $  16.34        $  11.24    $    15.21      $  18.41       $  22.91
                                        ---------           --------        --------    ----------      --------       --------
Net investment income/(loss) .........  $   (0.04)          $   0.00        $   0.00    $     0.00      $   0.00       $   0.00
Net realized and unrealized
   gain/(loss) on investments ........  $   (0.09)          $   3.11        $   5.10    $    (3.97)     $  (2.73)      $  (1.50)
                                        ---------           --------        --------    ----------      --------       --------
Net increase/(decrease) in net
   assets resulting from
   operations ........................  $   (0.13)          $   3.11        $   5.10    $    (3.97)     $  (2.73)      $  (1.50)
                                        ---------           --------        --------    ----------      --------       --------
Dividends to shareholders from:
   Net investment income .............  $    0.00           $   0.00        $   0.00    $     0.00      $   0.00       $   0.00
   Net realized capital gains ........         --           $  (1.90)       $   0.00    $     0.00      $  (0.47)      $  (3.00)
                                        ---------           --------        --------    ----------      --------       --------
Total dividends and distributions to
   shareholders ......................         --           $  (1.90)       $   0.00    $     0.00      $  (0.47)      $  (3.00)
                                        ---------           --------        --------    ----------      --------       --------
Net asset value, end of period .......  $   17.42           $  17.55        $  16.34    $    11.24      $  15.21       $  18.41
                                        =========           ========        ========    ==========      ========       ========
Total investment return ..............      (0.74%)(b)         19.35%          45.37%       (26.10)%      (14.78)%        (5.20)%
                                        =========           ========        ========    ==========      ========       ========
Ratios/Supplemental Data
   Net assets, end of period
     (000's omitted) .................  $  52,368           $ 57,787        $ 58,282    $   47,705      $ 71,324       $ 94,418
   Ratio of expenses to average
     net assets ......................       1.57%(c)           1.55%           1.68%         1.54%         1.38%          1.28%
   Ratio of expenses to average
     net assets without waivers
     and reimbursements
     (including dividend
     expenses) .......................       1.57%(c)(d)        1.55%           1.68%         1.54%         1.38%          1.28%
   Ratio of net investment
     income/(loss) to average
     net assets ......................      (0.35)%(c)         (0.55)%          0.83%        (0.81)%        0.11%         (0.22)%
   Portfolio turnover rate ...........     135.85%(c)          159.2%          228.3%        105.6%        128.1%          84.0%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not Annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

MORE ABOUT THE WPG FUNDS' INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

      This section provides some additional information about the WPG Funds' investments and certain portfolio management techniques that the WPG Funds may use. More information about the WPG Funds' investments and portfolio management techniques, some of which entail risks, is included in the SAI.

MORE ABOUT THE WPG FUNDS' PRINCIPAL INVESTMENTS AND RISKS

      DERIVATIVE CONTRACTS. Each Fund may, but need not, use derivative contracts for any of the following purposes:

      o To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought

      o As a substitute for buying or selling currencies or securities

      o To seek to enhance the Fund's return in non-hedging situations

      Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the Tudor Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

      EQUITY INVESTMENTS. The Large Cap Growth Fund and Tudor Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

      FIXED INCOME INVESTMENTS. The Core Bond Fund may invest in all types of fixed income securities. The Large Cap Growth Fund and Tudor Fund may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

      The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

      FOREIGN SECURITIES. All of the Funds may invest in U.S. dollar-denominated or traded securities of foreign issuers. In addition, the Tudor Fund may invest in securities traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

      Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      The Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's prepayment assumptions are incorrect, a Fund may have performed better had the Fund not entered into the mortgage dollar roll.

      OTHER INVESTMENT COMPANIES. Each of the WPG Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

      PORTFOLIO TURNOVER. The WPG Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

      SECURITIES LENDING. The WPG Funds may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33(1)/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

      TEMPORARY INVESTMENTS. Each of the WPG Funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

      Boston Partners Asset Management, L.L.C. (formerly Boston Partners Asset Management, L.P.), located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, provides investment advisory services to the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund and Robeco Boston Partners Long/Short Equity Fund. Weiss, Peck and Greer Investments located at 909 Third Avenue, 31st Floor, New York, New York 10022, provides investment advisory services to the WPG Funds. Boston Partners and WPG are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations.

      Each Adviser provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of November 1, 2005, Robeco, through its investment management subsidiaries, had approximately $25.5 billion in assets under management.

      Subject to the general supervision of the Company's Board of Directors, each Adviser manages the relevant Funds' portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds' investment objectives and policies.

      A discussion regarding the basis for the Company's Board of Directors approving each Fund's investment advisory agreement with the respective Adviser is available in the Funds' annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGERS

      The investment results for the different strategies at each Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies at a particular Adviser. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the particular Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

      Mark E. Donovan and David J. Pyle are the primary portfolio managers for the Fund and are both senior portfolio managers of Boston Partners. Mr. Donovan is Chairperson of Boston Partners' Equity Strategy Committee which oversees the investment activities of Boston Partners' $4.5 billion in large cap value institutional equity assets. Prior to joining Boston Partners in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst ("CFA") and has over 22 years of investment experience. Mr. Pyle is an equity portfolio manager for Robeco Boston Partners' Large Cap Value portfolio, and prior to that position, he was a research analyst and specialized in the utilities, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors of the equity market. Prior to joining Boston Partners in January 2000, Mr. Pyle was employed by State Street Research as an Equity Analyst and Associated Portfolio Manager working for the Value Group. For the fiscal year ended August 31, 2005, the Fund paid 0.40% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

      Steven L. Pollack and Joseph F. Feeney, Jr. are the primary portfolio managers for the Fund and are both senior portfolio managers of Boston Partners. Mr. Pollack is a member of the Boston Partners' Equity Strategy Committee. He oversees the investment activities of Boston Partners' $484 million Mid Cap product. Prior to joining Boston Partners, Mr. Pollack was employed by Hughes Investment Management Co. where he was a portfolio manager responsible for managing a portion of the pension plan and overseeing outside investment managers. Mr. Pollack has over 19 years of investment experience and is a CFA. Mr. Feeney is a member of the Equity Investment Team and the Director of Research with Boston Partners. He has oversight of Boston Partners' Fundamental and Quantitative Research Groups and serves as a member of the Equity Strategy Committee. Prior to joining Boston Partners, Mr. Feeney worked for Putnam Investments and Bank of Boston. Mr. Feeney has a total of eighteen years of investment experience. For the fiscal year ended August 31, 2005, the Fund paid 0.49% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

      David M. Dabora is the primary portfolio manager for the Fund and George Gumpert and Christopher K. Hart are the secondary managers. Mr. Dabora is a senior portfolio manager of Boston Partners. Mr. Dabora oversees the investment activites of Boston Partners' $1 billion Small Capitalization and $802 million Small Capitalization II products. Prior to taking on day to day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Boston Partners, an all-cap value institutional product. Before joining Boston Partners in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 16 years of investment experience and is a CFA. Mr. Gumpert is an Assistant Portfolio Manager for Boston Partners' Small Cap Value Products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. Prior to joining Boston Partners, Mr. Gumpert was a commodities analyst at AIG International Asset Management. Mr. Gumpert holds a B.A. degree in Economics from Amherst College. he is a member of the CFA Institute and the Security Analysts Society of San Francisco. Mr. Hart is an Assistant Portfolio Manager for Boston Partners' Small Cap Value Products. Previously, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITS sectors of the equity market. Prior to joining Boston Partners, Mr. Hart was a research analyst with Fidelity Investments. Mr. Hart holds a B.S. degree in Finance, with a concentration in Corporate Finance from Clemson University. He is a member of the CFA Institute and the Boston Security Analysts Society. For the fiscal year ended August 31, 2005, the Fund paid 1.24% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

      Harry Rosenbluth and Duilio Ramallo are the primary portfolio managers for the Fund. Mr. Rosenbluth is a senior portfolio manager of Boston Partners. Mr. Rosenbluth is also a member of the Boston Partners' Equity Strategy Committee and oversees the investment activities of the Boston Partners' $2.4 billion premium equity product, an all-cap institutional product. Prior to joining Boston Partners, Mr. Rosenbluth spent 14 years with The Boston Company Asset Management, Inc. as Senior Vice President and a portfolio manager. Mr. Rosenbluth was also a member of the Equity Policy Group of The Boston Company Asset Management, Inc. Before that, Mr. Rosenbluth was a consultant for Arthur Andersen & Co. Mr. Rosenbluth has a total of 22 years of investment experience and is a CFA. Mr. Ramallo is an equity portfolio manager for Boston Partners' Premium Equity product, and prior to this position, he was the assistant portfolio manager for the Small Cap Value products. Prior to his portfolio management roles, Mr. Ramallo was a research analyst for Boston Partners. Prior to joining Boston Partners in December 1995, Mr. Ramallo spent three years with Deloitte & Touche LLP. For the fiscal year ended August 31, 2005, the Fund paid 0.00% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

      Robert T. Jones is the primary portfolio manager for the Fund and Harry Rosenbluth is the secondary portfolio manager. Mr. Jones is a senior portfolio manager employed by Boston Partners and is a member of the Adviser's Equity Strategy Committee. Mr. Jones also oversees the investment activities of Boston Partners' long/short strategy products which, in addition to the Fund, includes two similar limited partnership private investment funds, two separately managed accounts and an offshore fund of Boston Partners. Prior to taking on day to day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Boston Partners' Director of Research. Before joining Boston Partners in April 1995, Mr. Jones spent seven years with The Boston Company Asset Management, Inc., most recently as Vice President and Equity Portfolio Manager managing institutional separate accounts. Mr. Jones has over sixteen years of investment experience and is a CFA. See "ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND" for information about Mr. Rosenbluth. For the fiscal year ended August 31, 2005, the Fund paid 2.08% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO WPG CORE BOND FUND

      Daniel S. Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort has served as the senior managing director of WPG. He is the senior macro economic policymaker for the fixed income group for WPG. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of WPG. Since 1998, Mr. Bakst has served as the managing director of WPG. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. For the fiscal year ended August 31, 2005, the Fund paid 0.09% (expressed as a percentage of average net assets) to its Adviser for its services. During the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.17% (expressed as a percentage of average net assets) to the Adviser.

ROBECO WPG LARGE CAP GROWTH FUND

      Easton Ragsdale and Peter Albanese serve as co-portfolio managers of the Fund. Since 2003, Mr. Ragsdale has served as managing director of WPG. Prior thereto, Mr. Ragsdale was the managing director and associate head of equity at State Street Research & Management Co. Since 2003, Mr. Albanese has served as principal of WPG. Prior thereto, Mr. Albanese served as senior vice president of US Trust Co. of New York. All responsibilities are shared. Each of the co-managers have specific sectors for which they are responsible. As co-portfolio managers, they seek to reach a consensus whenever prac-tical. This is the situation the vast majority of the time. However, as Head of Quantitative Equities, if there is a disagreement, Mr. Ragsdale's decision is final. For the fiscal period ended August 31, 2005, the Fund paid 0.05% (expressed as a percentage of average net assets) to its Adviser for its services. For the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.65% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO WPG TUDOR FUND

      Richard Shuster and Gregory Weiss serve as co-portfolio managers. Mr. Shuster is the senior portfolio manager. He has served as managing director of WPG since 1999 as well as head of the Adviser's Small Cap Value Team. Prior thereto, Mr. Shuster served as managing director with APM Partners. LP. Mr. Weiss has served as managing director, portfolio manager and research analyst of WPG since 1999. Prior thereto, Mr.Weiss was an equity analyst at Bear Stearns & Co. Although the managers have different sectors for which they are responsible for selecting individual securities, Mr. Shuster has ultimate veto power and is responsible for cash weighting, sector allocations, and capitalization weightings. For the fiscal period ended August 31, 2005, the Fund paid 0.60% (expressed as a percentage of average net assets) to its Adviser for its services. For the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.90% (expressed as a percentage of average net assets) to its Adviser for its services.

MARKETING ARRANGEMENT

      On July 20, 2005, Robeco USA, Inc., parent company of WPG, entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of WPG ("Harbor"), to market all shares of the Core Bond Fund, including the Investor Class Shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA. For these services, Robeco USA will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco USA on a montly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco USA to Harbor quarterly in arrears.

OTHER SERVICE PROVIDERS

      The following chart shows the Funds' service providers and includes their addresses and principal activities.

                                                   ===============================
                                                             SHAREHOLDERS
                                                   ===============================
                                      ____________________________|_______________________________
                                     |                                                            |
                    =======================================                   ==========================================
Distribution and
Shareholder                                                                               TRANSFER AGENT AND
Services                     PRINCIPAL DISTRIBUTOR                                    DIVIDEND DISBURSING AGENT

                            PFPC DISTRIBUTORS, INC.                                           PFPC INC.
                                 760 MOORE ROAD                                         301 BELLEVUE PARKWAY*
                           KING OF PRUSSIA, PA 19406                                     WILMINGTON, DE 19809

                                                                                    Handles shareholder services,
                        Distributes shares and provides                        including recordkeeping and statements,
                           administrative services to                               distribution of dividends and
                           beneficial shareholders of                                processing of buy, sell and
                                   each Fund.                                             exchange requests.

                                                                              *DO NOT USE THIS ADDRESS FOR PURCHASES AND
                    =======================================                   REDEMPTIONS. PLEASE SEE "PURCHASE OF FUND
                                                                              SHARES" AND "REDEMPTION OF FUND SHARES"
Asset               =======================================                      SECTIONS FOR FURTHER INSTRUCTIONS.
Management
                                                                              ==========================================
                              INVESTMENT ADVISERS
                                                                              ==========================================
                             BOSTON PARTNERS ASSET
                               MANAGEMENT, L.L.C.                                             CUSTODIANS
                          28 STATE STREET, 21ST FLOOR                                     PFPC TRUST COMPANY
                                BOSTON, MA 02109                                        8800 TINICUM BOULEVARD
                                                                                              SUITE 200
                          Manages each Boston Partners                                  PHILADELPHIA, PA 19153
                         Fund's investment activities.
                                                                                Holds each Boston Partners Fund's assets,
                       WEISS, PECK AND GREER INVESTMENTS                       settles all portfolio trades and collects
                          909 THIRD AVENUE, 31ST FLOOR                            most of the valuation data required
                               NEWYORK, NY 10022                                    for calculating each Fund's net
                                                                                             asset value.
                             Manage each WPG Fund's
                             investment activities.
                                                                                            MELLON BANK N.A.
                    =======================================                              135 SANTILLI HIGHWAY
                                                                                           EVERETT, MA 02149
Fund                =======================================
Operations                                                                      Holds each WPG Fund's assets, settles all
                            ADMINISTRATOR AND FUND                              portfolio trades and collects most of the
                               ACCOUNTING AGENT                                valuation data required for calculating the
                                                                                       Fund's net asset value.
                                   PFPC INC.
                              301 BELLEVUE PARKWAY                            ==========================================
                              WILMINGTON, DE 19809

                       Provides facilities, equipment and
                     personnel to carry out administrative
                       services related to each Fund and
                    calculates each Fund's net asset value,
                          dividends and distributions.

                    =======================================
                                                                  |
                                                  =================================
                                                         BOARD OF DIRECTORS
                                                  Supervises the Funds' activities.
                                                  =================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Institutional Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

             Value of Assets Attributable to the Institutional Class
     NAV = - Value of Liabilities Attributable to the Institutional Class
             ------------------------------------------------------------
             Number of Outstanding Shares of the Institutional Class

      Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

      The Funds' equity securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If the Funds hold foreign equity securities, the calculation of the Funds' NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Funds' portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Small Cap Value Fund II and the Long/Short Equity Fund charge a redemption fee of 1% and 2%, respectively on shares redeemed that have been held for less than one year. The WPG Funds charge a redemption fee of 2% on shares redeemed within 60 days of purchase. In addition, the Funds limit the number of exchanges to six (6) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information -- Redemption of Fund Shares" and "Shareholder Information -- Exchange Privilege."

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

SHAREHOLDER SERVICE FEES

      The Board of Directors of the Company has adopted a Shareholder Services Plan (the "Plan") for the Fund's Institutional Class shares authorizing the Fund to pay securities dealers, plan administrators or other service organizations ("Service Organizations") who agree to provide certain shareholder and administrative services to plans or plan participants holding Institutional Class shares of the Fund a service fee at an annual rate of up to 0.10% of the average daily net asset value of Institutional Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled "Purchase of Fund Shares - PURCHASES THROUGH INTERMEDIARIES" in this Prospectus.

PURCHASE OF FUND SHARES

      Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor").

      PURCHASES THROUGH INTERMEDIARIES. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the "Transfer Agent") will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

      For administration, subaccounting, transfer agency and/or other services, each Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual net asset value of accounts with the Company maintained by such Service Organization or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

      GENERAL. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment and the minimum additional investment in the Funds is as follows:

                                           INITIAL INVESTMENT          ADDITIONAL INVESTMENT
----------------------------------------------------------------------------------------------
   Boston Partners Funds                        $100,000                      $5,000
----------------------------------------------------------------------------------------------
   All WPG Funds except Core Bond Fund          $100,000*                     $100
----------------------------------------------------------------------------------------------
   Core Bond Fund                               $50,000                       $5,000
----------------------------------------------------------------------------------------------

* Shareholders of the Large Cap Growth and Tudor Funds prior to April 29, 2005 will not be subject to the minimum initial investment requirement disclosed in the above table with respect to accounts held in such shareholders' record names prior to such date. The minimum initial investment requirement for such shareholders will be $2,500.

      The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco Investment Management ("Robeco Investment") and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco Investment and its subsidiaries without being subject to the minimum investment limitations. Boston Partners, WPG, Robeco USA and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco Investment.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum, except Core Bond Fund $50,000) payable to the Fund. Third party checks will not be accepted.

      REGULAR MAIL:                             OVERNIGHT MAIL:

      ROBECO [NAME OF FUND]                     ROBECO [NAME OF FUND]
      c/o PFPC Inc.                             c/o PFPC Inc.
      P.O. Box 9816                             101 Sabin Street
      Providence, RI 02940                      Pawtucket, RI 02860-1427

      The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account # 86-1108-2507
      F/B/O ROBECO [NAME OF FUND]
      Ref. (Account Number)
      Shareholder or Account Name

      Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum additional investment $5,000; Large Cap Growth and Tudor Funds $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

      AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan (Boston Partners Funds $5,000 minimum/ WPG Funds $50). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

      RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company and Mellon N.A. act as custodian for the Boston Partners Funds and for the WPG
Funds, respectively. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073.To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board approval, each Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, each Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund,

      c. employees of the Adviser and their spouses, parents and children, and

      d.    directors of the Company.

      Other persons who are shareholders of other Robeco Boston Partners Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Funds' shares will be made in full and fractional shares of the Fund calculated to three decimal places.

      The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors, subject to the limitations discussed above. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      Normally, your investment firm will send your request to redeem shares to the Fund's transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

      You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

      You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company and Mellon N.A. acts as custodians for the Boston Partners Funds and for the WPG Funds, respectively). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the WPG Funds redeems Shares held for less than 60 days, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be shares first redeemed.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

      a.    Name of the Fund;

      b.    Account number;

      c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

      d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

      e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      f.    other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemptions.

      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II, ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND AND THE WPG FUNDS

      The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco WPG Funds require the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it.These costs include: (i) brokerage costs; (ii) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II and Robeco Boston Partners Long/Short Equity Fund. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

      Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. The short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

      SYSTEMATIC WITHDRAWAL PLAN -- WPG FUNDS ONLY. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds' transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

      INVOLUNTARY REDEMPTION. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and the WPG Funds will not be charged when Shares are involuntarily redeemed.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.

EXCHANGE PRIVILEGE

      The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Class Shares of any Robeco Investment Fund for Institutional Shares of another Robeco Investment Fund, up to six (6) times per year. Such exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco
Boston Partners Long/Short Equity Fund. An exchange of Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Tudor Fund held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 2.00% with respect to the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Tudor Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).

      If the exchanging shareholder does not currently own Institutional Class Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See

"Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

      If an exchange is to a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

      The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

DIVIDENDS AND DISTRIBUTIONS

      Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

      The Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. The Robeco Boston Partners Funds, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund will declare and pay dividends from net investment income annually. Ordinary income for the Large Cap Growth Fund and the Tudor Fund, in certain circumstances, may be "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate as described below. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco's website at WWW.ROBECOINVEST.COM or a free copy may be obtained by calling (888) 261-4073.

      The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund shares, are subject to U.S. federal income tax.

TAXES

      The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      FEDERAL TAXES. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

      Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

      Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. In addition, the Core Bond Fund does not expect to pay dividends eligible for this treatment because it will generally invest in debt instruments and not in shares of stock on which dividend income will be received.

      Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

      A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

      If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

      SALES AND EXCHANGES. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

      Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      BACKUP WITHHOLDING. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

      U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

      STATE AND LOCAL TAXES. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

      SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

      Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      More information about taxes is contained in the SAI.

MULTI-CLASS STRUCTURE

      Each Fund, except the Robeco WPG Large Cap Growth and Tudor Funds, also offers Investor Class Shares, which are offered directly to individual investors in a separate prospectus. In addition, the Robeco WPG Core Bond Fund offers Retirement Class Shares to defined contribution plans in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of a Fund can be expected to differ from the total return on Investor Class Shares of the same Fund. Information concerning other class shares of the Funds can be requested by calling the Funds at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      (This Page Intentionally Left Blank.)

ROBECO INVESTMENT FUNDS
OF
THE RBB FUND, INC.
(888) 261-4073
http://www.robecoinvest.com

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the ROBECO INVESTMENT FUNDS is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the ROBECO INVESTMENT FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Advisers' website because a copy may be obtained by calling (888) 261-4073.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

PURCHASES AND REDEMPTIONS

Call (888) 261-4073.

WRITTEN CORRESPONDENCE

      Street Address:              ROBECO INVESTMENT FUNDS,
                                   c/o PFPC Inc.,
                                   101 Sabin Street,
                                   Pawtucket,
                                   RI 02860-1427

      P.O. Box Address:            ROBECO INVESTMENT FUNDS,
                                   c/o PFPC Inc.,
                                   P.O. Box 9816,
                                   Providence,
                                   RI 02940

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section,Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                [LOGO OF ROBECO]

                                     ROBECO

                             -----------------------
                                 INVESTOR CLASS
                             ROBECO INVESTMENT FUNDS
                             -----------------------

                              OF THE RBB FUND, INC.

                             -----------------------
                                   PROSPECTUS
                                DECEMBER 31, 2005
                             -----------------------

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                   ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

                    ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                  ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

                            ROBECO WPG CORE BOND FUND

                                [LOGO OF ROBECO]

                                     ROBECO

TABLE OF CONTENTS
--------------------------------------------------------------------------------

===================================
                                      INTRODUCTION ..................................................................          3


A LOOK AT THE GOALS, STRATEGIES,      DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS
RISKS, EXPENSES AND FINANCIAL            Robeco Boston Partners Large Cap Value Fund ................................          4
HISTORY OF EACH OF THE                   Robeco Boston Partners Mid Cap Value Fund ..................................          9
ROBECO INVESTMENT FUNDS.                 Robeco Boston Partners Small Cap Value Fund II .............................         14
                                         Robeco Boston Partners All-Cap Value Fund ..................................         19
                                         Robeco Boston Partners Long/Short Equity Fund ..............................         24
                                         Robeco WPG Core Bond Fund ..................................................         30
                                         More About the Core Bond Fund's Investments and Risks ......................         36
                                         Disclosure of Portfolio Holdings ...........................................         37

DETAILS ABOUT THE ROBECO INVESTMENT   MANAGEMENT OF THE FUNDS
FUNDS' SERVICE PROVIDERS.                Investment Advisers ........................................................         38
                                         Portfolio Managers .........................................................         38
                                         Other Service Providers ....................................................         40

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                 Pricing of Fund Shares .....................................................         41
CLOSING AN ACCOUNT IN ANY OF             Market Timing ..............................................................         41
THE ROBECO INVESTMENT FUNDS.             Purchase of Fund Shares ....................................................         41
                                         Redemption of Fund Shares ..................................................         44
===================================      Exchange Privilege .........................................................         47
                                         Dividends and Distributions ................................................         47
                                         Taxes ......................................................................         47
                                         Multi-Class Structure ......................................................         49

                                      FOR MORE INFORMATION .......................................................... Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

      This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Investor Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").

      The six mutual funds of the Company offered by this prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund (collectively, the "Boston Partners Funds") and Robeco WPG Core Bond Fund (the "Core Bond Fund") (each a "Fund" and collectively, the "Funds"). Boston Partners Asset Management, L.L.C. ("Boston Partners") provides investment advisory services to the Boston Partners Funds and Weiss, Peck and Greer Investments ("WPG") provides investment advisory services to the Core Bond Fund. Boston Partners and WPG are referred to in this Prospectus individually as an "Adviser" and collectively as the "Advisers."

      This Prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this Prospectus.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund. Please read "Other Purchase Information" beginning on page 44 for more information.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31:

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

         1997    1998   1999    2000   2001    2002     2003    2004
        -----   -----   ----   -----   ----   ------   -----   -----
        28.34%  (0.77)% 3.86%  19.04%  3.79%  (19.86)% 25.57%  15.71%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 15.30% (quarter ended June 30, 1997)
      Worst Quarter:(18.14)% (quarter ended September 30, 2000)
      Year-to-date total return for the nine months ended September 30, 2005:
      8.32%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                             ---------------------------------------
                                                                             1 YEAR   5 YEARS    SINCE INCEPTION(1)
                                                                             ------   -------   --------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
Return Before Taxes                                                           15.71%   7.54%            8.42%
Return After Taxes on Distributions                                           15.48%   6.22%            7.01%
Return After Taxes on Distributions and Sale of Fund Shares                   10.21%   5.72%            6.48%
--------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(2)       10.88%  (2.30)%           7.38%
Russell 1000(R) Value Index (reflects no deduction for fees,
   expenses or taxes)(3)                                                      16.49%   5.27%            9.73%

(1)   Commenced operations on January 16, 1997.

(2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index. Currently, the market capitalization range of the companies in the S&P 500(R) Index is $4 billion or more. Please note that this range is as of a particular point in time and is subject to change.

(3) The Russell 1000(R) Value Index is not the primary benchmark of the Fund. Results of the index's performance are presented for general comparative purposes. The Russell 1000(R) Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000(R) Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 1000(R) Value Index is $594 million to $379 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000(R) Value Index contains stocks from the Russell 3000(R) with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                                             INVESTOR CLASS
                                                                                             --------------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)
Management fees ..........................................................................       0.75%
Distribution (12b-1) fees ................................................................       0.25%
Other Expenses(1) ........................................................................       0.61%
                                                                                                -----
   Total annual Fund operating expenses ..................................................       1.61%
Fee waivers(2) ...........................................................................      (0.36)%
                                                                                                -----
Net expenses .............................................................................       1.25%
                                                                                                =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.25%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                 ------   --------   --------   ---------
      INVESTOR CLASS              $127      $473       $842      $1,881

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                     LARGE CAP VALUE FUND
                                                              ------------------------------------------------------------------
                                                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                              AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                                 2005          2004          2003          2002          2001
                                                              ------------------------------------------------------------------
                                                                                        INVESTOR CLASS
                                                              ------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ......................   $    12.86    $    11.01    $    10.50    $    13.73    $    13.02
                                                              ----------    ----------    ----------    ----------    ----------
Net investment income .....................................         0.08**        0.05**        0.07**        0.04**        0.09**
Net realized and unrealized gain/(loss)
   on investments .........................................         2.36**        1.88**        0.57**       (1.56)**       1.13**
                                                              ----------    ----------    ----------    ----------    ----------

Net increase/(decrease) in net assets resulting
   from operations ........................................         2.44          1.93          0.64         (1.52)         1.22
                                                              ----------    ----------    ----------    ----------    ----------
Dividends to shareholders from:
Net investment income .....................................        (0.08)        (0.08)        (0.04)        (0.10)        (0.12)
Net realized capital gains ................................           --            --         (0.09)        (1.61)        (0.39)
                                                              ----------    ----------    ----------    ----------    ----------
Total dividends and distributions to shareholders .........        (0.08)        (0.08)        (0.13)        (1.71)        (0.51)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ............................   $    15.22    $    12.86    $    11.01    $    10.50    $    13.73
                                                              ==========    ==========    ==========    ==========    ==========
   Total investment return(1) .............................        19.04%        17.53%         6.22%       (12.87)%        9.45%
                                                              ==========    ==========    ==========    ==========    ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..............   $   12,827    $    8,112    $    5,116    $    7,893    $    3,746
   Ratio of expenses to average net assets ................         1.25%         1.25%         1.25%         1.25%         1.22%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements ..................         1.61%         1.47%         1.66%         1.61%         1.53%
   Ratio of net investment income to average
      net assets ..........................................         0.53%         0.43%         0.66%         0.37%         0.67%
   Portfolio turnover rate ................................        76.91%        47.21%        81.13%        88.65%       105.71%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of between $200 million and $6 billion and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o Securities of companies with mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

          1998     1999     2000    2001     2002      2003     2004
         -----    -----    -----    ----    ------    -----    -----
         (2.20)%  (4.54)%  14.51%   8.37%   (14.74)%  36.37%   20.51%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 18.74% (quarter ended June 30, 2003)
      Worst Quarter:(20.89)% (quarter ended September 30, 1998)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      6.63%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                             ---------------------------------------
                                                                             1 YEAR   5 YEARS    SINCE INCEPTION(1)
                                                                             ------   -------   --------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
Returns Before Taxes                                                          20.51%    11.70%          8.68%
Returns After Taxes on Distributions                                          16.28%     9.51%          7.09%
Returns After Taxes on Distributions and Sale of Fund Shares                  15.58%     8.94%          6.67%
--------------------------------------------------------------------------------------------------------------------
Russell 2500(R) Index (reflects no deduction for fees, expenses
   or taxes)(2)                                                               18.29%     8.35%         10.72%
Russell 2500(R) Value Index (reflects no deduction for fees, expenses
   or taxes)(3)                                                               21.58%    16.05%         13.06%

(1)   Commenced operations on June 2, 1997.

(2) The Russell 2500(R) Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. Currently, the market capitalization range of the companies in the Russell 2500(R) Index is $31 million to $11 billion. Please note that this range is as of a particular point in time and is subject to change.

(3) The Russell 2500(R) Value Index contains stocks from the Russell 2500(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2500(R) Value Index is $57 million to $11 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                                                             INVESTOR CLASS
                                                                                                             --------------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ..........................................................................................        0.80%
Distribution (12b-1) fees ................................................................................        0.25%
Other expenses(1) ........................................................................................        0.51%
                                                                                                                 -----
   Total annual Fund operating expenses ..................................................................        1.56%
Fee waivers(2) ...........................................................................................       (0.31)%
                                                                                                                 -----
Net expenses .............................................................................................        1.25%
                                                                                                                 =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.25%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                   ------   --------   --------   ---------
      INVESTOR CLASS                $127      $462       $821       $1,830

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                      MID CAP VALUE FUND
                                                            ----------------------------------------------------------------------
                                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                               2005           2004           2003           2002           2001
                                                            ----------------------------------------------------------------------
                                                                                        INVESTOR CLASS
                                                            ----------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ....................   $    13.02     $    11.43     $     9.58     $    12.43     $    11.55
                                                            ----------     ----------     ----------     ----------     ----------
Net investment income/(loss) ............................           --(2)       (0.02)**        0.02**        (0.02)**        0.01**
Net realized and unrealized gain/(loss)
   on investments .......................................         3.13           1.65**         1.83**        (0.94)**        0.91**
                                                            ----------     ----------     ----------     ----------     ----------
Net increase/(decrease) in net assets resulting
   from operations ......................................         3.13           1.63           1.85          (0.96)          0.92
                                                            ----------     ----------     ----------     ----------     ----------
Dividends to shareholders from:
Net investment income ...................................           --          (0.04)            --          (0.03)         (0.04)
Net realized capital gains ..............................        (2.35)            --             --          (1.86)            --
                                                            ----------     ----------     ----------     ----------     ----------
Total dividends and distributions to shareholders .......        (2.35)         (0.04)            --          (1.89)         (0.04)
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ..........................   $    13.80     $    13.02     $    11.43     $     9.58     $    12.43
                                                            ==========     ==========     ==========     ==========     ==========
   Total investment return (1) ..........................        25.47%         14.08%         19.31%         (9.26)%         7.96%
                                                            ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ............   $    4,462     $    2,819     $    3,159     $    6,232     $    1,787
   Ratio of expenses to average net assets ..............         1.25%          1.25%          1.25%          1.25%          1.22%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements ................         1.56%          1.51%          1.65%          1.57%          1.40%
   Ratio of net investment income to average
      net assets ........................................        (0.22)%        (0.18)%         0.21%         (0.18)%         0.07%
   Portfolio turnover rate ..............................        74.08%         67.40%         77.87%         99.23%        234.52%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Amount is less than $.01 per share.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with market capitalizations that do not exceed $1.5 billion when purchased by the Fund and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1.5 billion and are more susceptible to changes in the business cycle.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

              1999     2000     2001     2002      2003     2004
              ----    -----    -----    ------    -----    -----
              6.25%   44.41%   47.49%   (15.94)%  52.90%   16.47%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 29.19% (quarter ended June 30, 2003)
      Worst Quarter:(21.19)% (quarter ended September 30, 2002)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      5.06%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                             ---------------------------------------
                                                                             1 YEAR   5 YEARS    SINCE INCEPTION(1)
                                                                             ------   -------   --------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
Returns Before Taxes                                                          16.47%   26.10%         16.92%
Returns After Taxes on Distributions                                          13.82%   25.10%         16.21%
Returns After Taxes on Distributions and Sale of Fund Shares                  12.74%   22.91%         14.79%
--------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for fees, expenses
   or taxes) (2)                                                              22.25%   17.23%         10.85%

(1)   Commenced operations on July 1, 1998.

(2) The Russell 2000(R) Value Index is an unmanaged index that contains stocks from the Russell 2000(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $52 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Fund for the most recent fiscal year ended August 31, 2005.

                                                                             INVESTOR CLASS
                                                                             --------------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases ................................         None
Maximum deferred sales charge ............................................         None
Maximum sales charge imposed on reinvested dividends .....................         None
Redemption Fee (1) .......................................................         1.00%
Exchange Fee .............................................................         None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ..........................................................         1.25%
Distribution (12b-1) fees ................................................         0.25%
Other expenses (2) .......................................................         0.29%
                                                                                  -----
   Total annual Fund operating expenses ..................................         1.79%
Fee waivers and expense reimbursements (3) ...............................        (0.01)%
                                                                                  -----
Net expenses .............................................................         1.78%
                                                                                  =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.80%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                    ------   ------   ------   -------
      INVESTOR CLASS                $  182   $  563   $  970   $ 2,105

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                          SMALL CAP VALUE FUND II
                                                                 ------------------------------------------------------------------
                                                                   FOR THE     FOR THE       FOR THE       FOR THE        FOR THE
                                                                  YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                  AUGUST 31,  AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                                     2005        2004          2003          2002          2001
                                                                 ------------------------------------------------------------------
                                                                                             INVESTOR CLASS
                                                                 ------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ........................    $   22.53    $  20.00     $   15.61     $   17.09     $   11.36
                                                                 ---------    --------     ---------     ---------     ---------
Net investment income/(loss) ................................        (0.17)      (0.18)**      (0.12)**      (0.17)**      (0.09)**
Net realized and unrealized gain/(loss) on
   investments ..............................................         5.01        2.90**        4.49**       (1.21)**       6.04**
                                                                 ---------    --------     ---------     ---------     ---------
Net increase/(decrease) in net assets resulting
   from operations ..........................................         4.84        2.72          4.37         (1.38)         5.95
                                                                 ---------    --------     ---------     ---------     ---------
Dividends to shareholders from:
Net investment income .......................................           --          --            --            --            --
Net realized capital gains ..................................        (3.03)      (0.20)           --(3)      (0.21)       (0.29)
                                                                 ---------    --------     ---------     ---------     ---------
Total dividends and distributions to
   shareholders .............................................        (3.03)      (0.20)           --(3)      (0.21)        (0.29)
                                                                 ---------    --------     ---------     ---------     ---------
Redemption fees .............................................         0.01        0.01**        0.02**        0.11**        0.07**
                                                                 ---------    --------     ---------     ---------     ---------
Net asset value, end of period ..............................    $   24.35    $  22.53     $   20.00     $   15.61     $   17.09
                                                                 =========    ========     =========     =========     =========
   Total investment return(1) (2) ...........................        22.32%      13.69%        28.16%        (7.54)%       54.27%
                                                                 =========    ========     =========     =========     =========

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ................    $ 274,648    $327,569     $ 279,593     $ 253,838     $ 230,507
   Ratio of expenses to average net assets ..................         1.78%       1.74%         1.80%         1.79%         1.77%
   Ratio of expenses to average net assets
      without waivers and expense reimbursements ............         1.79%       1.74%         2.04%         1.92%         2.13%
   Ratio of net investment income to average net assets .....        (0.64)%     (0.77)%       (0.77)%       (1.00)%       (0.54)%
   Portfolio turnover rate ..................................        37.61%      47.06%        72.72%       119.30%        35.50%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

(3)   Amount is less than $0.01 per share.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

      The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

      o Securities that can be converted into common stock, such as certain securities and preferred stock are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                               2003      2004
                              -----     -----
                              36.93%    20.26%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 18.47% (quarter ended June 30, 2003)
      Worst Quarter:(4.36)% (quarter ended March 31, 2003)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      8.61%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                               ---------------------------------------
                                                                  1 YEAR         SINCE INCEPTION(1)
                                                               ------------   ------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
Return Before Taxes                                               20.26%              17.98%
Return After Taxes on Distributions                               19.36%              17.55%
Return After Taxes on Distributions and Sale of Fund Shares       14.06%              15.43%
------------------------------------------------------------------------------------------------------
Russell 3000(R) Value Index (reflects no deduction for fees,
  expenses or taxes)(2)                                           16.94%              12.85%

(1)   Commenced operations on July 1, 2002.

(2) The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indices. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Currently, the market capitalization range of the companies in the Russell 3000(R) Value Index is $52 million to $359 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                                   INVESTOR CLASS
                                                                                   --------------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ................................................................        1.00%
Distribution (12b-1) fees ......................................................        0.25%
Other expenses(1) ..............................................................        2.79%
                                                                                       -----
   Total annual Fund operating expenses ........................................        4.04%
Fee waivers(2) .................................................................       (2.54)%
                                                                                       -----
Net expenses ...................................................................        1.50%
                                                                                       =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.50%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR      3 YEARS*    5 YEARS*      10 YEARS*
                           ------      --------    --------      ---------
       INVESTOR CLASS      $  153      $   997     $ 1,858       $  4,082

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                      ALL-CAP VALUE FUND
                                                                    -----------------------------------------------------
                                                                                                              FOR THE
                                                                                                            PERIOD ENDED
                                                                      FOR THE      FOR THE      FOR THE    JULY 31, 2002*
                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED      THROUGH
                                                                    AUGUST 31,   AUGUST 31,   AUGUST 31,     AUGUST 31,
                                                                       2005         2004         2003           2002
                                                                    -----------------------------------------------------
                                                                                         INVESTOR CLASS
                                                                    -----------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ............................   $    13.26   $    10.80   $     9.44   $        10.00
                                                                    ----------   ----------   ----------   --------------
Net investment income/(loss) ....................................         0.03         0.02         0.04              --
Net realized and unrealized gain/(loss) on investments ..........         2.83         2.48         1.34            (0.56)
                                                                    ----------   ----------   ----------   --------------
Net increase/(decrease) in net assets resulting
  from operations ...............................................         2.86         2.50         1.38            (0.56)
                                                                    ==========   ==========   ==========   ==============
Dividends to shareholders from:
Net investment income ...........................................        (0.03)       (0.04)       (0.02)              --
Net realized capital gains ......................................        (0.60)          --           --               --
                                                                    ----------   ----------   ----------   --------------
Total dividends and distributions to shareholders ...............        (0.93)       (0.04)       (0.02)              --
                                                                    ----------   ----------   ----------   --------------
Net asset value, end of period ..................................   $    15.49   $    13.26   $    10.80   $         9.44
                                                                    ==========   ==========   ==========   ==============
Total investment return(1) ......................................        22.06%       23.13%       14.63%           (5.60)%
                                                                    ==========   ==========   ==========   ==============

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ....................   $    2,840   $      649   $      106   $           84
   Ratio of expenses to average net assets ......................         1.50%        1.50%        1.50%            1.50%(2)
   Ratio of expenses to average net assets without waivers and
     expense reimbursements .....................................         4.04%        5.84%        9.88%           15.34%(2)
   Ratio of net investment income to average net assets .........         0.20%        0.14%        0.41%           (0.01)%(2)
   Portfolio turnover rate ......................................        28.72%       27.40%       38.36%            6.61%(2)

----------
*     Commencement of operations.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Annualized.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

SHORT SALE: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

SHORT-TERM CASH INSTRUMENTS: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

FEDERAL FUNDS RATE: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

================================================================================

INVESTMENT GOALS

      The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500(R) Index over a full market cycle.

PRIMARY INVESTMENT STRATEGIES

      The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund intends, under normal circumstances, to invest at least 80% of net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

      To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

      o Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

      o Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

      o Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

      o The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

               1999     2000     2001     2002     2003     2004
             ------    -----    -----    -----    -----    -----
             (12.97)%  59.86%   24.97%   (0.82)%  (2.17)%   7.96%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 18.26% (quarter ended December 31, 2001)
      Worst Quarter:(11.19)% (quarter ended December 31, 1999)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      14.43%.

ROBECO INVESTMENT FUNDS                                         [LOGO OF ROBECO]

   (INVESTOR CLASS)                                                  ROBECO
--------------------------------------------------------------------------------
                               --------------------
                               ACCOUNT APPLICATION
                               --------------------

PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

-------------      (Please check the appropriate box(es))     [ ] Individual          [ ] Joint Tenant          [ ] Other
1
ACCOUNT            -----------------------------------------------------------------------------------------------------------------
REGISTRATION:      NAME                                       DATE OF BIRTH      SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER
-------------
                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF JOINT OWNER                        DATE OF BIRTH           JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                   For joint accounts,  the account  registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:     [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------
                   UNDER THE                                    UGMA/UTMA (circle one)
                             ----------------------------------
                                            STATE

                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)       CUSTODIAN'S SOCIAL SECURITY NUMBER**           DATE OF BIRTH**

                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF MINOR (ONLY ONE PERMITTED)                  MINOR'S SOCIAL SECURITY NUMBER**              DATE OF BIRTH**

-------------      -----------------------------------------------------------------------------------------------------------------
CORPORATION,       NAME OF CORPORATION, PARTNERSHIP, OR OTHER (NAME OF LEGAL ENTITY)                NAME(S) OF FIDUCIARY/ TRUSTEE(S)
PARTNERSHIP,
TRUST OR           -----------------------------------------------------------------------------------------------------------------
OTHER ENTITY:      TAXPAYER IDENTIFICATION NUMBER
-------------

------------       RESIDENCY ADDRESS**: (you must provide a street address)
2
ADDRESS            -----------------------------------------------------------------------------------------------------------------
INFORMATION:       STREET                                                                                           APARTMENT NUMBER
------------
                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                            STATE                                                    ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   DAY PHONE NUMBER                                                                             EVENING PHONE NUMBER

                   JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                   -----------------------------------------------------------------------------------------------------------------
                   STREET                                                                                           APARTMENT NUMBER

                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                            STATE                                                    ZIP CODE

                   **IDENTITY VERIFICATION PROCEDURES NOTICE. The USA PATRIOT ACT requires financial institutions,  including mutual funds, to adopt certain policies and programs to prevent money  laundering  activities,  including  procedures to verify the identity of all investors opening new accounts. When completing the New Account Application,  you will be  required  to supply the Funds with  certain  information  for all persons  owning or  permitted  to act on an account,  that  will  assist  the  Funds  in  verifying  your  identity. This  includes  date of  birth, taxpayer identification  number and street  address.  Until such  verification  is made, the Funds may  temporarily  limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.  As required by law, the Funds may employ various procedures,  such as comparing the information to fraud databases or requesting  additional  information or documentation from you, to ensure that the information supplied by you is correct.

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

                   MAILING ADDRESS: (you may provide a P.O. Box)

                   [ ] CHECK HERE IF YOUR MAILING ADDRESS IS THE SAME AS YOUR RESIDENCY ADDRESS.

                   -----------------------------------------------------------------------------------------------------------------
                   STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                              STATE                                                  ZIP CODE

------------       Minimum initial investment of $2500.00 per fund.  Total amount of investments $_________
3
INVESTMENT         Make check payable to Robeco Investment Funds.
INFORMATION:
------------       Shareholders may not purchase shares of any fund with a check issued by a third party and endorsed over to the fund.

                   Robeco Boston Partners Large Cap Value Fund (71) $______   Robeco Boston Partners Mid Cap Value Fund (74) $______

                   Robeco Boston Partners Small Cap Value Fund II (78) $_____ Robeco Boston Partners All-Cap Value Fund (82) $______

                   Robeco Boston Partners Long/Short Equity Fund (80) $______ Robeco WPG Core Bond Fund $______

------------       DIVIDENDS:   Pay by check [ ]      Reinvest [ ]         CAPITAL GAINS:   Pay by check [ ]     Reinvest [ ]
DISTRIBUTION
OPTIONS:           NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected above, both
------------       dividends and capital gains will be reinvested in additional fund shares.

----------         To select this portion please fill out the information below:
4
SYSTEMATIC         Amount $_____________________________________     Startup Month _____________________________________
WITHDRAWAL
PLAN:              o  A minimum account value of $10,000 in a single account is        Frequency:        [ ] Annually
----------            required to establish a Systematic Withdrawal Plan.                                [ ] Monthly
                                                                                                         [ ] Quarterly
                   o  Payments will be made on or near the 25th of the month.

                   Please check one of the following options: __ Please mail checks to Address of Record (Named in Section 2)

                                                              __ Please electronically credit my Bank of Record (Named in Section 6)

------------       To use this option, you must initial the appropriate line below.
5
TELEPHONE          I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my
EXCHANGE AND       account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current
REDEMPTION:        prospectus.
------------

                   ----------------------       -----------------     Redeem shares, and send the proceeds to the address of record.
                     Individual initial          joint initial

                   ----------------------       -----------------     Exchange shares for shares of Robeco Investment Funds.
                     Individual initial          joint initial

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

----------         The Automatic  Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled
6                  purchases of Fund shares to allow dollar-cost  averaging.  The Fund's Transfer Agent can arrange for an amount of
AUTOMATIC          money selected by you to be deducted from your checking account and used to purchase shares of the Fund.
INVESTMENT
PLAN:              Please debit $________ (minimum $100) from my checking account (named below) on or about the 20th of the month.
----------

                   PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

                   [ ] Monthly       [ ] Quarterly    [ ] Annually

------------       -----------------------------------------------------------------------------------------------------------------
BANK RECORD:       BANK NAME                                                                              STREET ADDRESS OR P.O. BOX
------------
                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                              STATE                                                  ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   BANK ABA NUMBER                           BANK ACCOUNT OWNER                                  BANK ACCOUNT NUMBER

-----------        -----------------------------------------------------------------------------------------------------------------
7                  The undersigned  warrants that I (we) have full authority and, if a natural person,  I (we) am (are) of legal age
SIGNATURES:        to purchase shares pursuant to this Account  Application,  and I (we) have received a current  prospectus for the
-----------        Fund in which I (we) am (are) investing.

                   Under  the  Interest  and  Dividend  Tax  Compliance  Act of 1983,  the Fund is  required  to have the  following certification:

                   Under penalties of perjury, I certify that:

                   (1)  The number shown on this form is my correct identification number (or I am waiting for a number to be issued to me), and

                   (2)  I am not subject to backup withholding  because (a) I am exempt from backup  withholding,  or (b) I have not been notified by the Internal  Revenue Service that I am subject to 28% backup  withholding as a result of a failure to report all Interest or dividends,  or (c) the IRS has notified me that I am no longer  subject to backup withholding.

                   (3)  I am a U.S. person (including a U.S. resident alien).

                   NOTE:  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE  CURRENTLY  SUBJECT TO
                   BACKUP WITHHOLDING  BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL
                   REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY  PROVISION OF THIS  DOCUMENT  OTHER THAN THE  CERTIFICATION
                   REQUIRED TO AVOID BACKUP WITHHOLDING.
                   -----------------------------------------------------------------------------------------------------------------


                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF APPLICANT                                                                              DATE

                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                                  TITLE (IF APPLICABLE)

                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF JOINT OWNER                                                                            DATE

                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                                  TITLE (IF APPLICABLE)

                   (If you are signing for a  corporation,  you must  indicate  corporate  office or title.  If you wish  additional signatories on the account, please include a corporate resolution.  If signing as a fiduciary,  you must indicate capacity.)

                   For information on additional  options,  such as IRA  Applications,  rollover  requests for qualified  retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                   MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:         ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            P.O. BOX 9816
                                                                            PROVIDENCE, RI 02940

                   OVERNIGHT MAILING ADDRESS:                               ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            101 SABIN STREET
                                                                            PAWTUCKET, RI 02860

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

                      (This Page Intentionally Left Blank.)

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                             FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                            ----------------------------------------
                                                              1 YEAR    5 YEARS   SINCE INCEPTION(1)
                                                            ---------   -------   ------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
Returns Before Taxes                                            7.96%    15.92%          9.35%
Returns After Taxes on Distributions                            7.96%    15.25%          8.73%
Returns After Taxes on Distributions and Sale of Fund Shares    5.18%    13.63%          7.79%
----------------------------------------------------------------------------------------------------
S&P 500(R) Index
   (reflects no deduction for fees, expenses or taxes) (2)     10.88%    (2.30)%         2.16%

(1)   Commenced operations on November 17, 1998.

(2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                 INVESTOR CLASS
                                                                 --------------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases ....................        None
Maximum deferred sales charge ................................        None
Maximum sales charge imposed on reinvested dividends .........        None
Redemption Fee (1) ...........................................        2.00%
Exchange Fee .................................................        None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ..............................................        2.25%
Distribution (12b-1) fees ....................................        0.25%

Other expenses (2) ...........................................        1.05%
                                                                     -----
   Total annual Fund operating expenses ......................        3.55%
Fee waivers and expense reimbursements (3) ...................       (0.18)%
                                                                     -----
Net expenses .................................................        3.37%
                                                                     =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. "Other expenses" and "Total annual Fund operating expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.52% of average net assets for the most recent fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 2.75% (excluding short sale dividend expenses).

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                             ------   --------   --------   ---------
            INVESTOR CLASS   $  340   $  1,072   $  1,825   $   3,807

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                       LONG/SHORT EQUITY FUND
                                                             ---------------------------------------------------------------------
                                                               FOR THE       FOR THE        FOR THE       FOR THE         FOR THE
                                                             YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             AUGUST 31,    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                                2005          2004           2003           2002           2001
                                                             ---------------------------------------------------------------------
                                                                                          INVESTOR CLASS
                                                             ---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .....................   $    14.62    $    14.27     $    15.13     $    15.87     $    10.57
                                                             ----------    ----------     ----------     ----------     ----------
Net investment income/(loss) .............................        (0.28)        (0.36)**       (0.31)**        0.04**         0.03**
Net realized and unrealized gain/(loss) on investments ...         3.39          0.69**         0.10**        (0.33)**        5.18**
                                                             ----------    ----------     ----------     ----------     ----------

Net increase/(decrease) in net assets resulting from
   operations ............................................         3.11          0.33          (0.21)         (0.29)          5.21
                                                             ----------    ----------     ----------     ----------     ----------

Dividends to shareholders from:
Net investment income ....................................           --            --             --          (0.01)         (0.11)
Net realized capital gains ...............................           --            --          (0.51)         (0.50)            --
Tax return of capital ....................................           --            --          (0.17)            --             --
                                                             ----------    ----------     ----------     ----------     ----------
Total dividends and distributions to shareholders ........           --            --          (0.68)         (0.51)         (0.11)
                                                             ----------    ----------     ----------     ----------     ----------
Redemption fees ..........................................         0.01          0.02**         0.03**         0.06**         0.20**
                                                             ----------    ----------     ----------     ----------     ----------
Net asset value, end of period ...........................   $    17.74    $    14.62     $    14.27     $    15.13     $    15.87
                                                             ==========    ==========     ==========     ==========     ==========
Total investment return (1) (2) ..........................        21.34%         2.45%         (1.32)%        (1.44)%        51.51%
                                                             ==========    ==========     ==========     ==========     ==========

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .............   $   24,716    $   14,322     $   15,381     $   49,284     $   11,244
   Ratio of expenses to average net assets (including
      dividend expense) ..................................         3.37%         3.27%          3.32%          3.29%          3.44%
   Ratio of expenses to average net assets (excluding
      dividend expense) ..................................         3.17%         2.75%          2.75%          2.75%          2.72%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (excluding
      dividend expenses) .................................         3.34%         2.93%          3.12%          3.06%          4.35%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (including
      dividend expense) ..................................         3.55%         3.45%          3.69%          3.60%          5.07%
   Ratio of net investment income to average net assets ..        (2.07)%       (2.50)%        (2.13)%         0.27%          0.24%
   Portfolio turnover rate ...............................       107.14%       239.06%        282.36%        219.52%        332.25%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

ROBECO WPG CORE BOND FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

BONDS: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond matures when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

DERIVATIVES: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

DURATION: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.
================================================================================

INVESTMENT GOAL

      Current  income,   consistent  with  capital   preservation.   The  Fund's
investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      INVESTMENTS: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

      CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

      DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

      STRATEGIES: There are three principal factors in the Adviser's selection process -- maturity allocation, sector allocation and individual security selection.

  o The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

  o The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

  o After the Fund's maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

      o     Stable or improving issuer credit quality;

      o Market inefficiencies that cause individual bonds to have high relative values; and

      o Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

      o Interest rates rise, causing the bonds in the Fund's portfolio to drop in value.

      o The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

      o As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

      o     As a result of  declining  interest  rates,  the Fund may be able to
            invest  only  in  lower  yielding   bonds,   decreasing  the  Fund's
            yield. This is known as interest risk.

      o When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

      o The Adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

      o To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

      There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Core Bond Fund's Predecessor Fund, WPG Core Bond Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985 as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. Total returns will differ to the extent that the Investor Class does not have the same expenses as the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date total return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of the Institutional Class Shares of the Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1995    1996    1997    1998     1999     2000    2001    2002    2003    2004
-----    ----    ----    ----    -----    -----    ----   -----    ----    ----
13.25%   3.85%   7.37%   9.26%   (0.12)%  10.66%   9.64%  10.87%   5.04%   4.38%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

      Best Quarter:    4.70%  (quarter ended September 30, 2002)

      Worst Quarter:   (2.62)% (quarter ended June 30, 2004)

      As of September 30, 2005, the year to date return was 1.64% and the Fund's 30-day yield was 3.40%. Call 1-888-261- 4073 for current yields.

AVERAGE ANNUAL TOTAL RETURNS

      The table below  compares  the  Predecessor  Fund's  average  annual total returns for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                                      FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                      ---------------------------------------
                                                                      1 YEAR         5 YEARS         10 YEARS
                                                                      ------         -------         --------
ROBECO WPG CORE BOND FUND
Return Before Taxes (1)                                                4.38%           8.08%           7.35%
Returns After Taxes on Distributions (1)                               3.33%           6.34%           5.25%
Returns After Taxes on Distributions and Sale of Fund Shares (1)       2.83%           5.85%           4.99%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index (reflects no deduction for
   fees, expenses or taxes) (2)                                        4.34%           7.71%           7.72%

(1) The average annual total returns are based on the historical performance of the Predecessor Fund. The average annual total returns of the Investor Class would have substantially similar annual returns as the Predecessor Fund because the shares are invested in the same portfolio of securities. The annual returns will differ to the extent that the Investor Class does not have the same expenses as the shares previously offered by the Predecessor Fund.

(2) The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.
      investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

                                                                 INVESTOR CLASS
                                                                 --------------

SHAREHOLDER FEES (paid directly from your investment)

Maximum sales charge imposed on purchases ....................         None
Maximum deferred sales charge ................................         None
Maximum sales charge imposed on reinvested dividends .........         None
Redemption Fee (1) ...........................................         2.00%
Exchange Fee .................................................         None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ..............................................         0.45%
Service and Distribution (12b-1) fees ........................         0.25%
Other Expenses (2) ...........................................         0.30%
                                                                      -----
   Total annual Fund operating expenses ......................         1.00%
Fee waivers/expense reimbursements (3) .......................        (0.32)%
                                                                      -----
Net expenses .................................................         0.68%
                                                                      =====

* Shareholders requesting redemptions by wire are also charged a transaction fee, currently $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.68% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                               ------   --------   --------   ---------
          INVESTOR CLASS        $ 69      $ 287     $ 521      $ 1,196

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006.Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. Because Investor Class shares of the Fund had not commenced operations prior to the date of this prospectus, the financial information in the table for the period after April 29, 2005 is for Institutional Class shares of the Fund. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                                CORE BOND FUND
                                          -----------------------------------------------------------------------------------------
                                           FOR THE
                                            PERIOD
                                          JANUARY 1,           FOR THE          FOR THE      FOR THE       FOR THE        FOR THE
                                           2005 TO           YEAR ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          AUGUST 31,        DECEMBER 31,     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                           2005(a)              2004             2003          2002          2001          2000
                                          -----------------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                          -----------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...  $    10.81        $      10.66     $      10.44  $       9.80  $       9.40  $       9.07
                                          ----------        ------------     ------------  ------------  ------------  ------------
Net investment income ..................        0.25                0.31             0.30          0.40          0.49          0.60
Net realized and unrealized gain on
   investments .........................        0.03                0.15             0.22          0.64          0.40          0.33
                                          ----------        ------------     ------------  ------------  ------------  ------------
Net increase in net assets resulting
   from operations .....................        0.28                0.46             0.52          1.04          0.89          0.93
                                          ----------        ------------     ------------  ------------  ------------  ------------
Dividends to shareholders from:
Net investment income ..................       (0.25)              (0.31)           (0.30)        (0.40)        (0.49)        (0.60)
Net realized capital gains .............        0.00                0.00             0.00          0.00          0.00          0.00
                                          ----------        ------------     ------------  ------------  ------------  ------------
Total dividends and distributions to
   shareholders ........................       (0.25)              (0.31)           (0.30)        (0.40)        (0.49)        (0.60)
                                          ----------        ------------     ------------  ------------  ------------  ------------
Net asset value, end of period .........  $    10.84        $      10.81     $      10.66  $      10.44  $       9.80  $       9.40
                                          ==========        ============     ============  ============  ============  ============
Total investment return ................        2.65%(b)            4.38%            5.04%        10.87%         9.64%        10.66%
                                          ==========        ============     ============  ============  ============  ============
Ratios/Supplemental Data
   Net assets, end of period (000's
     omitted) ..........................  $  161,761        $    144,349     $    145,818  $    105,261  $    123,797  $    114,547
   Ratio of expenses to average net
     assets ............................        0.43%(c)            0.43%            0.45%         0.50%         0.50%         0.50%
   Ratio of expenses to average net
     assets without waivers and
     reimbursements (including
     dividend expenses) ................        0.75%(c)(d)         0.71%            0.75%         0.83%         0.81%         0.79%
   Ratio of net investment income to
     average net assets ................        3.52%(c)            2.90%            2.81%         4.02%         5.04%         6.58%
   Portfolio turnover rate .............      602.95%(c)(e)        805.8%(f)        561.8%        539.2%        431.5%        509.0%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

(e) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended August 31, 2005 was 295.21%.

(f) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

MORE ABOUT THE CORE BOND FUND'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

      This section provides some additional information about the Core Bond Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the SAI.

MORE ABOUT THE CORE BOND FUND'S PRINCIPAL INVESTMENTS AND RISKS

      DERIVATIVE CONTRACTS. The Core Bond Fund may, but need not, use derivative contracts for any of the following purposes:

      o To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought

      o     As a substitute for buying or selling currencies or securities

      o     To seek to enhance the Fund's return in non-hedging situations

      Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

      FIXED INCOME INVESTMENTS. The Core Bond Fund may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

      The credit quality of securities held in the Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

      FOREIGN SECURITIES. The Core Bond Fund may invest in U.S. dollar-denominated or traded securities of foreign issuers. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

      Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      The Core Bond Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

      OTHER INVESTMENT COMPANIES. The Core Bond Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

      PORTFOLIO TURNOVER. The Core Bond Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund's performance.

      SECURITIES LENDING. The Core Bond Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

      TEMPORARY INVESTMENTS. The Core Bond Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

      Boston Partners Asset Management, L.L.C. (formerly Boston Partners Asset Management, L.P.), located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, provides investment advisory services to the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund and Robeco Boston Partners Long/Short Equity Fund. Weiss, Peck and Greer Investments located at 909 Third Avenue, 31st Floor, New York, New York 10022, provides investment advisory services to the Robeco WPG Core Bond Fund. Boston Partners and WPG are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations.

      Each Adviser provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of November 1, 2005, Robeco, through its investment management subsidiaries, had approximately $25.5 billion in assets under management.

      Subject to the general supervision of the Company's Board of Directors, each Adviser manages the relevant Funds' portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds' investment objectives and policies.

      A discussion regarding the basis for the Company's Board of Directors approving each Fund's investment advisory agreement with the respective Adviser is available in the Funds' annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGERS

      The investment results for the different strategies at each Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies at a particular Adviser. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the particular Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

      Mark E. Donovan and David J. Pyle are the primary portfolio managers for the Fund and are both senior portfolio managers of Boston Partners. Mr. Donovan is Chairperson of Boston Partners' Equity Strategy Committee which oversees the investment activities of Boston Partners' $4.5 billion in large cap value institutional equity assets. Prior to joining Boston Partners in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst ("CFA") and has over 22 years of investment experience. Mr. Pyle is an equity portfolio manager for Robeco Boston Partners' Large Cap Value portfolio, and prior to that position, he was a research analyst and specialized in the utilities, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors of the equity market. Prior to joining Boston Partners in January 2000, Mr. Pyle was employed by State Street Research as an Equity Analyst and Associated Portfolio Manager working for the Value Group. For the fiscal year ended August 31, 2005, the Fund paid 0.40% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

      Steven L. Pollack and Joseph F. Feeney, Jr. are the primary portfolio managers for the Fund and are both senior portfolio managers of Boston Partners. Mr. Pollack is a member of the Boston Partners' Equity Strategy Committee. He oversees the investment activities of Boston Partners' $484 million Mid Cap product. Prior to joining Boston Partners, Mr. Pollack was employed by Hughes Investment Management Co. where he was a portfolio manager responsible for managing a portion of the pension plan and overseeing outside investment managers. Mr. Pollack has over 19 years of investment experience and is a CFA. Mr. Feeney is a member of the Equity Investment Team and the Director of Research with Boston Partners. He has oversight of Boston Partners' Fundamental and Quantitative Research Groups and serves as a member of the Equity Strategy Committee. Prior to joining Boston Partners, Mr. Feeney worked for Putnam Investments and Bank of Boston. Mr. Feeney has a total of eighteen years of investment experience. For the fiscal year ended August 31, 2005, the Fund paid 0.49% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

      David M. Dabora is the primary portfolio manager for the Fund and George Gumpert and Christopher K. Hart are the secondary managers. Mr. Dabora is a senior portfolio manager of Boston Partners. Mr. Dabora oversees the investment activites of Boston Partners' $1 billion Small Capitalization and $802 million Small Capitalization II products. Prior to taking on day to day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Boston Partners, an all-cap value institutional product. Before joining Boston Partners in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 16 years of investment experience and is a CFA. Mr. Gumpert is an Assistant Portfolio Manager for Boston's Small Cap Value Products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. Prior to joining Boston Partners, Mr. Gumpert was a commodities analyst at AIG International Asset Management. Mr. Gumpert holds a B.A. degree in Economics from Amherst College. he is a member of the CFA Institute and the Security Analysts Society of San Francisco. Mr. Hart is an Assistant Portfolio Manager for Boston Partners' Small Cap Value Products. Previously, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITS sectors of the equity market. Prior to joining Boston Partners, Mr. Hart was a research analyst with Fidelity Investments. Mr. Hart holds a B.S. degree in Finance, with a concentration in Corporate Finance from Clemson University. He is a member of the CFA Institute and the Boston Security Analysts Society. For the fiscal year ended August 31, 2005, the Fund paid 1.24% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

      Harry Rosenbluth and Duilio Ramallo are the primary portfolio managers for the Fund. Mr. Rosenbluth is a senior portfolio manager of Boston Partners. Mr. Rosenbluth is also a member of the Boston Partners' Equity Strategy Committee and oversees the investment activities of the Boston Parnters' $2.4 billion premium equity product, an all-cap institutional product. Prior to joining Boston Partners, Mr. Rosenbluth spent 14 years with The Boston Company Asset Management, Inc. as Senior Vice President and a portfolio manager. Mr. Rosenbluth was also a member of the Equity Policy Group of The Boston Company Asset Management, Inc. Before that, Mr. Rosenbluth was a consultant for Arthur Andersen & Co. Mr. Rosenbluth has a total of 22 years of investment experience and is a CFA. Mr. Ramallo is an equity portfolio manager for Boston Partners' Premium Equity product, and prior to this position, he was the assistant portfolio manager for the Small Cap Value products. Prior to his portfolio management roles, Mr. Ramallo was a research analyst for Boston Partners. Prior to joining Boston Partners in December 1995, Mr. Ramallo spent three years with Deloitte & Touche L.L.P. For the fiscal year ended August 31, 2005, the Fund paid 0.00% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

      Robert T. Jones is the primary portfolio manager for the Fund and Harry Rosenbluth is the secondary portfolio manager. Mr. Jones is a senior portfolio manager employed by Boston Partners and is a member of Boston Partners' Equity Strategy Committee. Mr. Jones also oversees the investment activities of Boston Partners' long/short strategy products which, in addition to the Fund, includes two similar limited partnership private investment funds, two separately managed accounts and an offshore fund of Boston Partners. Prior to taking on day to day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Boston Partners' Director of Research. Before joining Boston Partners in April 1995, Mr. Jones spent seven years with The Boston Company Asset Management, Inc., most recently as Vice President and Equity Portfolio Manager managing institutional separate accounts. Mr. Jones has over sixteen years of investment experience and is a CFA. See "ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND" for information about Mr. Rosenbluth. For the fiscal year ended August 31, 2005, the Fund paid 2.08% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO WPG CORE BOND FUND

      Daniel S.Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort serves as the senior managing director of WPG. He is the senior macro economic policymaker for the fixed income group for WPG. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of WPG. Since 1998, Mr. Bakst serves as the managing director of WPG. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. For the fiscal period ended August 31, 2005, the Fund paid 0.09%
(expressed as a percentage of average net assets) to its Adviser for its services. For the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.17% (expressed as a percentage of average net assets) to its Adviser for its services.

MARKETING ARRANGEMENT

      On July 20, 2005, Robeco USA, Inc., parent company of WPG, entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of WPG ("Harbor"), to market all shares of the Core Bond Fund, including the Investor Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA. For these services, Robeco USA will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco USA on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco USA to Harbor quarterly in arrears.

OTHER SERVICE PROVIDERS

      The following chart shows the Funds' service providers and includes their addresses and principal activities.

                                                   ========================================
                                                                 SHAREHOLDERS
                                                   ========================================
                                      ________________________________|________________________________
                                     |                                                                 |
                   =========================================                 ==========================================

Distribution and         PRINCIPAL DISTRIBUTOR                                         TRANSFER AGENT AND
Shareholder                                                                         DIVIDEND DISBURSING AGENT
Services                PFPC DISTRIBUTORS, INC.
                            760 MOORE ROAD                                                PFPC INC.
                        KING OF PRUSSIA, PA 19406                                   301 BELLEVUE PARKWAY*
                                                                                     WILMINGTON, DE 19809
                      Distributes shares and provides
                        administrative services to                                 Handles shareholder services,
                        beneficial shareholders of                                  including recordkeeping and
                                each Fund.                                          statements, distribution of
                                                                                  dividends and processing of buy,
                                                                                    sell and exchange requests.
                   =========================================
                                                                               *DO NOT USE THIS ADDRESS FOR PURCHASES
                   =========================================                  AND REDEMPTIONS. PLEASE SEE "PURCHASE OF
                                                                                FUND SHARES" AND "REDEMPTION OF FUND
Asset                       INVESTMENT ADVISERS                                     SHARES" SECTIONS FOR FURTHER
Management                                                                                 INSTRUCTIONS.
                            BOSTON PARTNERS ASSET
                            MANAGEMENT, L.L.C.                               ==========================================
                        28 STATE STREET, 21ST FLOOR
                             BOSTON, MA 02109                                ==========================================


                      Manages each Boston Partners Fund's                                      CUSTODIANS
                             investment activities.
                                                                                           PFPC TRUST COMPANY
                        WEISS, PECK & GREER INVESTMENTS                                  8800 TINICUM BOULEVARD
                          909 THIRD AVENUE, 31ST FLOOR                                         SUITE 200
                              NEW YORK, NY 10022                                         PHILADELPHIA, PA 19153

                            Manage each WPG Fund's                               Holds each Boston Partners Fund's assets
                            investment activities.                             settles all portfolio trades and collects most
                                                                               of the valuation data required for calculating
                   =========================================                           each Fund's net asset value.

                   =========================================
                                                                                              MELLON BANK N.A.
Fund                       ADMINISTRATOR AND FUND                                          135 SANTILLI HIGHWAY
Operations                    ACCOUNTING AGENT                                               EVERETT, MA 02149

                                  PFPC INC.                                      Holds each WPG Fund's assets, settles all
                           301 BELLEVUE PARKWAY                                  portfolio trades and collects most of the
                           WILMINGTON, DE 19809                                 valuation data required for calculating the
                                                                                           Fund's net asset value.
                         Provides facilities, equipment
                          and personnel to carry out                          ==========================================
                      administrative services related to
                         each Fund and calculates each
                       Fund's net asset value, dividends
                               and distributions.

                   =========================================
                                                                     |
                                                   ========================================
                                                              BOARD OF DIRECTORS
                                                       Supervises the Funds' activities.
                                                   ========================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Investor Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

               Value of Assets Attributable to the Investor Class
       NAV = - Value of Liabilities Attributable to the Investor Class
               --------------------------------------------------------
               Number of Outstanding Shares of the Investor Class

      Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

      The Funds' equity securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If the Funds hold foreign equity securities, the calculation of the Funds' NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Funds' portfolios, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, Funds may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Funds' securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Funds' Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Small Cap Value Fund II and the Long/Short Equity Fund charge a redemption fee of 1% and 2%, respectively on shares redeemed that have been held for less than one year. The Core Bond Fund charges a redemption fee of 2% on shares redeemed within 60 days of purchase. In addition, the Funds limit the number of exchanges to six
(6) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information -- Redemption of Fund Shares" and "Shareholder Information -- Exchange Privilege."

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has approved a Distribution Agreement and adopted a separate Plan of Distribution for the shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds' 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.

      The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

      PURCHASES THROUGH INTERMEDIARIES. Shares of the Funds may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection  with a  purchase  or  redemption  of  Shares  and  should  read this
Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the "Transfer Agent") will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

      For administration, subaccounting, transfer agency and/or other services, each Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

      GENERAL. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined.You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco Investment Management ("Robeco Investment") and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco Investment and its subsidiaries without being subject to the minimum investment limitations. Boston Partners, WPG, Robeco USA and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco Investment.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

      REGULAR MAIL:                               OVERNIGHT MAIL:

      ROBECO [NAME OF FUND]                       ROBECO [NAME OF FUND]
      c/o PFPC Inc.                               c/o PFPC Inc.
      P.O. Box 9816                               101 Sabin Street
      Providence, RI 02940                        Pawtucket, RI 02860-1427

      The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from nvestors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account # 86-1108-2507
      F/B/O ROBECO [NAME OF FUND]
      Ref. (Account Number)
      Shareholder or Account Name

      Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum additional investment $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

      AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

      RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company and Mellon N.A. act as custodian for the Boston Partners Funds and for the Core Bond Fund, respectively. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073.To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board approval, each Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, each Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund,

      c. employees of the Advisers and their spouses, parents and children, and

      d.    directors of the Company.

      Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Each Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Funds' shares will be made in full and fractional shares of the Fund calculated to three decimal places.

      The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors, subject to the limitations discussed above. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      Normally, your investment firm will send your request to redeem shares to the Fund's transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

      You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

      You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company and Mellon N.A. acts as custodians for the Boston Partners Funds and for the Core Bond Fund, respectively). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the Core Bond Fund redeems Shares held for less than 60 days, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

      a.    Name of the Fund;

      b.    Account number;

      c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

      d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

      e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      f.    other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100 (Core Bond Fund minimum amount $50). (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan.You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds' transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

      TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II, ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND AND ROBECO WPG CORE BOND FUND

      The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco WPG Core Bond Fund requires the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and
(iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and Robeco WPG Core Bond Fund. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

      Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. The short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

      INVOLUNTARY REDEMPTION. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and Robeco WPG Core Bond Fund will not be charged when Shares are involuntarily redeemed.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.

EXCHANGE PRIVILEGE

      The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Class Shares of any Robeco Investment Fund for Investor Class Shares of another Robeco Investment Fund, up to six (6) times per year (at least 30 days apart). Such exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of Robeco WPG Core Bond Fund Shares held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 2.00%. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).

      If the exchanging shareholder does not currently own Investor Class Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

      If an exchange is to a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

      The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

DIVIDENDS AND DISTRIBUTIONS

      Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

      The Boston Partners Funds will declare and pay dividends from net investment income annually. The Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco's website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

      The Funds may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund shares, are subject to U.S. federal income tax.

TAXES

      The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      FEDERAL TAXES. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

      Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%.You will be notified annually of the tax status of distributions to you.

      Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. In addition, the Core Bond Fund does not expect to pay dividends eligible for this treatment because it will generally invest in debt instruments and not in shares of stock on which dividend income will be received.

      Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

      A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

      If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

      SALES AND EXCHANGES. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

      Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      BACKUP WITHHOLDING. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

      U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

      STATE AND LOCAL TAXES. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

      SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

      Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      More information about taxes is contained in the SAI.

MULTI-CLASS STRUCTURE

      Each Fund also offers Institutional Class Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. In addition, the Core Bond Fund also offers Retirement Class Shares, which are offered to certain tax-deferred retirement plans in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of a Fund can be expected to differ from the total return on Institutional Class Shares or Retirement Class Shares of the same Fund. Information concerning Institutional class shares of the Funds can be requested by calling the Funds at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     (This Page Intentionally Left Blank.)

                     (This Page Intentionally Left Blank.)

ROBECO INVESTMENT FUNDS
OF
THE RBB FUND, INC.

(888) 261-4073

http://www.robecoinvest.com

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the ROBECO INVESTMENT FUNDS is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the ROBECO INVESTMENT FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Advisers' website because a copy may be obtained by calling (888) 261-4073.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Robeco Investment Management at http://www.robecoinvest.com.

PURCHASES AND REDEMPTIONS

Call (888) 261-4073.

WRITTEN CORRESPONDENCE

      Street Address:              ROBECO INVESTMENT FUNDS,
                                   c/o PFPC Inc.,
                                   101 Sabin Street,
                                   Pawtucket, RI 02860-1427

      P.O. Box Address:            ROBECO INVESTMENT FUNDS,
                                   c/o PFPC Inc.,
                                   P.O. Box 9816,
                                   Providence, RI 02940

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section,Washington, DC 20549-0102.You may obtain information on the operation of the public reference room by calling the SEC at (202) 942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                [LOGO OF ROBECO]

                                     ROBECO

                            ------------------------
                                RETIREMENT CLASS
                            ROBECO INVESTMENT FUNDS
                            ------------------------

                              OF THE RBB FUND, INC.

                               ------------------
                                   PROSPECTUS
                                DECEMBER 31, 2005
                               ------------------

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                            ROBECO WPG CORE BOND FUND

                                [LOGO OF ROBECO]
                                     ROBECO

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================
                                   INTRODUCTION .................................................    3
A LOOK AT THE GOALS, STRATEGIES,
RISKS, EXPENSES AND FINANCIAL      DESCRIPTION OF THE ROBECO INVESTMENT FUND
HISTORY OF THE ROBECO WPG             Robeco WPG Core Bond Fund .................................    4
CORE BOND FUND.
                                   MORE ABOUT THE FUND'S INVESTMENTS AND RISKS ..................    9
                                      Disclosure of Portfolio Holdings ..........................   10

                                   MANAGEMENT OF THE FUND
                                      Investment Adviser ........................................   11
DETAILS ABOUT THE FUND'S SERVICE      Portfolio Managers ........................................   11
PROVIDERS.
                                   OTHER SERVICE PROVIDERS ......................................   12

                                   SHAREHOLDER INFORMATION
                                      Pricing of Fund Shares ....................................   13
POLICIES AND INSTRUCTIONS FOR         Market Timing .............................................   13
OPENING, MAINTAINING AND              Purchase of Fund Shares ...................................   13
CLOSING AN ACCOUNT IN ANY OF          Redemption of Fund Shares .................................   16
THE ROBECO INVESTMENT FUNDS.          Dividends and Distributions ...............................   18
                                      Taxes .....................................................   18
================================      Shareholder Services Plan .................................   18
                                      Multi-Class Structure .....................................   18

                                   FINANCIAL HIGHLIGHTS .........................................   20

                                   FOR MORE INFORMATION ....................................Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

      This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Retirement Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").

      The mutual fund of the Company offered by this Prospectus is the Robeco WPG Core Bond Fund (the "Fund"). Robeco USA, L.L.C., a Delaware limited liability company ("Robeco USA"), through its division Weiss, Peck & Greer Investments (the "Adviser"), provide investment advisory services to the Fund.

      This Prospectus has been organized so that the Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the Fund. Once you read this section about the Fund, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to the Fund offered by this Prospectus.

ROBECO WPG CORE BOND FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

BONDS: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

DERIVATIVES: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

DURATION: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

================================================================================

INVESTMENT GOAL

      Current  income,   consistent  with  capital   preservation.   The  Fund's
investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      INVESTMENTS: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

      CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

      DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

      STRATEGIES: There are three principal factors in the Adviser's selection process -- maturity allocation, sector allocation and individual security selection.

      o The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

      o The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

      o After the Fund's maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

            o     Stable or improving issuer credit quality;

            o Market inefficiencies that cause individual bonds to have high relative values; and

            o     Structural  features  of  securities,   such  as  callability,
                  liquidity, and prepayment characteristics and expectations.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

      o Interest rates rise, causing the bonds in the Fund's portfolio to drop in value.

      o The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

      o As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

      o     As a result of  declining  interest  rates,  the Fund may be able to
            invest  only  in  lower  yielding   bonds,   decreasing  the  Fund's
            yield. This is known as interest risk.

      o When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

      o The Adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

      o To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

      There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Core Bond Fund's Predecessor Fund, WPG Core Bond Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985, as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class Shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. Total returns will differ to the extent that the Retirement Class does not have the same expenses as the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date total return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of the Institutional Class Shares of the Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995    13.02%
1996     3.64%
1997     7.06%
1998     9.19%
1999    (0.33)%
2000    10.37%
2001     9.60%
2002    10.53%
2003     5.09%
2004     4.38%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 4.70% (quarter ended September 30, 2002)
      Worst Quarter:(2.62)% (quarter ended June 30, 2004)

      As of September 30, 2005, the year to date return was 1.64% and the Fund's 30-day yield was 3.40%. Call 1-888-261-4073 for current yields.

      AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                  (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                                  -----------------------------------------
                                                                    1 YEAR     5 YEARS        10 YEARS
                                                                   --------   ---------      ----------
ROBECO WPG CORE BOND FUND
Return Before Taxes(1)                                               4.38%      8.08%           7.35%
Returns After Taxes on Distributions(1)                              3.33%      6.34%           5.25%
Returns After Taxes on Distributions and Sale of Fund Shares(1)      2.83%      5.85%           4.99%
----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index (reflects no deduction for
  fees, expenses or taxes)(2)                                        4.34%      7.71%           7.72%

(1) The average annual total returns are based on the historical performance of the Predecessor Fund. The average annual total returns of the Retirement Class would have substantially similar annual returns as the Predecessor Fund because the shares are invested in the same portfolio of securities. The annual returns will differ to the extent that the Retirement Class does not have the same expenses as the shares previously offered by the Predecessor Fund.

(2) The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.
      investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Retirement Class shares of the Fund.

                                                                RETIREMENT CLASS
                                                                ----------------
      SHAREHOLDER FEES (paid directly from your investment)

      Redemption fee .........................................       None

      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

      Management fees ........................................       0.45%
      Distribution (12b-1) fees ..............................       None
      Other Expenses(1) ......................................       0.40%
                                                                    -----
         Total annual Fund operating expenses ................       0.85%
      Fee waivers/expense reimbursements(2) ..................      (0.32%)
                                                                    -----
      Net expenses ...........................................       0.53%
                                                                    =====

      * Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $7.50.

      (1) Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and shareholder services fees and miscellaneous other charges. The Board of Directors approved a Shareholder Services Plan, effective August 19, 2005, which permits the Fund to pay fees of up to 0.10% of the average daily net assets of the Fund's Retirement Class to certain Shareholder Organizations for services for the benefit of customers. A $15.00 custodial maintenance fee is charged per IRA account per year (which are included in Other Expenses).

      (2) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.53% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR    3 YEARS*    5 YEARS*    10 YEARS*
                             ------    --------    --------    ---------
       RETIREMENT CLASS      $  54     $   239     $   440     $  1,019

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006.Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

MORE ABOUT THE FUND'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

      This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Fund's investments and portfolio management techniques, some of which entail risks, is included in the SAI.

MORE ABOUT THE FUND'S PRINCIPAL INVESTMENTS AND RISKS

      DERIVATIVE CONTRACTS. The Fund may, but need not, use derivative contracts for any of the following purposes:

      o To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought

      o     As a substitute for buying or selling currencies or securities

      o     To seek to enhance the Fund's return in non-hedging situations

      Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

      FIXED INCOME INVESTMENTS. The Fund may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

      The credit quality of securities held in the Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

      FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated or traded securities of foreign issuers. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

      Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      The Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

      OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

      PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund's performance.

      SECURITIES LENDING. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

      TEMPORARY INVESTMENTS. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      The Adviser is located at 909 Third Avenue, 31st Floor, New York, New York 10022, and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of November 1, 2005, Robeco, through its investment management subsidiaries, had approximately $25.5 billion in assets under management. Robeco USA has over 30 years experience as an investment adviser to institutional and individual clients.

      Subject to the general supervision of the Company's Board of Directors, the Adviser manages the Fund's portfolio and is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund's investment objective and policies.

      A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGERS

      Daniel S. Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort has served as the senior managing director of WPG. He is the senior macro economic policymaker for the fixed income group for WPG. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of WPG. Since 1998, Mr. Bakst has served as the managing director of WPG. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. For the fiscal year ended August 31, 2005, the Fund paid 0.09% (expressed as a percentage of average net assets) to its Adviser for its services. During the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.17% (expressed as a percentage of average net assets) to the Adviser.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

MARKETING ARRANGEMENT

      On July 20, 2005, Robeco USA, Inc., parent company of the Adviser, entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of the Adviser ("Harbor"), to market all shares of the Core Bond Fund, including the Retirement Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA. For these services, Robeco USA will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco USA on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco USA to Harbor quarterly in arrears.

OTHER SERVICE PROVIDERS

      The following chart shows the Fund's other service providers and includes their addresses and principal activities.

                                                         ========================
                                                               SHAREHOLDERS
                                                         ========================
                                            _________________________|_____________________________
                                           |                                                       |
                          ==================================                ==========================================

                                 PRINCIPAL DISTRIBUTOR                                  TRANSFER AGENT AND
                                                                                     DIVIDEND DISBURSING AGENT
Distribution and                PFPC DISTRIBUTORS, INC.
Shareholder                         760 MOORE ROAD                                           PFPC INC.
Services                       KING OF PRUSSIA, PA 19406                               301 BELLEVUE PARKWAY*
                                                                                       WILMINGTON, DE 19809
                            Distributes shares and provides
                              administrative services to                            Handles shareholder services,
                            beneficial shareholders of the                           including recordkeeping and
                               Robeco Investment Funds.                              statements, distribution of
                                                                                  dividends and processing of buy,
                          ==================================                         sell and exchange requests.

                                                                             *DO NOT USE THIS ADDRESS FOR PURCHASES AND
                                                                                REDEMPTIONS. PLEASE SEE "PURCHASES OF
                                                                                FUND SHARES" AND "REDEMPTION OF FUND
                                                                             SHARES" SECTIONS FOR FURTHER INSTRUCTIONS.

                                                                            ==========================================

                          ==================================                ==========================================

Asset                              INVESTMENT ADVISER                                        CUSTODIAN
Management
                            WEISS, PECK & GREER INVESTMENTS                              MELLON BANK N.A.
                             909 THIRD AVENUE, 31ST FLOOR                              135 SANTILLI HIGHWAY
                                   NEWYORK, NY 10022                                     EVERETT, MA 02149

                             Manages the Fund's investment
                                      activities.                                Holds the Fund's assets, settles
                                                                                 all portfolio trades and collects
                                                                                most of the valuation data required
                                                                                    for calculating the Fund's
                                                                                         net asset value.
                          ==================================                ==========================================

                          ==================================

Fund                            ADMINISTRATOR AND FUND
Operations                         ACCOUNTING AGENT

                                       PFPC INC.
                                 301 BELLEVUE PARKWAY
                                 WILMINGTON, DE 19809

                            Provides facilities, equipment
                              and personnel to carry out
                          administrative services related to
                          the Fund and calculates the Fund's
                              net asset value, dividends
                                  and distributions.
                          ==================================
                                                                     |
                                                    =================================
                                                          BOARD OF DIRECTORS
                                                    Supervises the Funds' activities.
                                                    =================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Retirement Class shares of the Fund ("Shares") are priced at their net asset value ("NAV"). The NAV per share of the Fund is calculated as follows:

                 Value of Assets Attributable to the Retirement Class
         NAV = - Value of Liabilities Attributable to the Retirement Class
                 ---------------------------------------------------------
                 Number of Outstanding Shares of the Retirement Class

      The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

      The Fund's equity securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders.

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor").

      ELIGIBLE INVESTORS. Retirement Class shares of the Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Retirement Class shares also are available to individual retirement account (IRA) rollovers from eligible retirement plans that offer the Fund's Retirement Class shares as an investment option. Retirement Class shares generally are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most IRAS or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA). A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

      Eligible retirement plans generally may open an account and purchase Retirement Class shares by contacting any investment professional authorized to sell the Fund's shares. Retirement Class shares may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or record keeper.

      PLAN PARTICIPANTS. Participants in retirement plans generally must contact the plan's administrator to purchase or redeem shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this Prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Fund. If the plan or a participant in the plan places an order through a plan administrator or broker-dealer properly authorized to accept orders as an agent of the Fund, the order may be processed at the net asset value per share next effective after receipt by that institution. If the after-hours trading authority of such agents is limited or restricted then the order may be processed at the net asset value per share next effective after receipt by the Fund.

      PLAN SPONSORS AND ADMINISTRATORS. Eligible retirement plans generally may open an account and purchase Retirement Class shares by contacting any investment firm or plan administrator authorized to sell the Fund's shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Fund at 1-888-261-4073. If the retirement plan invests in Retirement Class shares of the Fund through other financial intermediaries, additional conditions may apply to an investment in the Fund, and the financial intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this Prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

      IRA ROLLOVER ACCOUNTS. IRA rollover from eligible retirement plans that offer the Fund's Retirement Class shares are eligible to open an account and purchase Retirement Class shares by contacting any investment firm authorized to sell the Fund's shares. You can obtain an application from your investment firm or by calling the Fund at 1-888-261-4073. You may also open your Retirement Class shares account by completing an account application and sending it to the Fund's transfer agent by mail. If a retirement plan invests in Retirement Class shares of the Fund through investment professionals or other financial intermediaries, additional conditions may apply, and the investment professional or financial intermediary may charge a transaction-based or other fee for their services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to an IRA rollover account may be different from those discussed in this Prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

      PURCHASES THROUGH INTERMEDIARIES. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection  with a  purchase  or  redemption  of  Shares  and  should  read this
Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the "Transfer Agent") will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

      For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

      GENERAL. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

      You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco Investment Management ("Robeco Investment") and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco Investment and its subsidiaries. The Adviser, Robeco USA and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco Investment.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund. Third party checks will not be accepted.

      REGULAR MAIL:                     OVERNIGHT MAIL:

      ROBECO WPG CORE BOND FUND         ROBECO WPG CORE BOND FUND
      c/o PFPC Inc.                     c/o PFPC Inc.
      P.O. Box 9816                     101 Sabin Street
      Providence, RI 02940              Pawtucket, RI 02860-1427

      The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of the Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For the Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA #  0310-0005-3
      Account # 86-1108-2507
      F/B/O ROBECO WPG CORE BOND FUND
      Ref. (Account Number)
      Shareholder or Account Name

      Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to ROBECO WPG CORE BOND FUND) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For the Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

      AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to Board approval, the Adviser will monitor the Fund's total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund,

      c. employees of the Adviser and their spouses, parents and children, and

      d.    directors of the Company.

      Other persons who are shareholders of other Robeco Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


REDEMPTION OF FUND SHARES

      Normally, your investment firm will send your request to redeem shares to the Fund's transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

      You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

      You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where Mellon Bank N.A. acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO WPG CORE BOND FUND, c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO WPG CORE BOND FUND, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

      a.    Name of the Fund;

      b.    Account number;

      c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

      d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

      e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized

            Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      f.    other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemptions.

      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

      INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC.

Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

      The Fund will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

      The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund's distributions and dividends, whether received in cash or reinvested in additional Fund shares, are subject to U.S. federal income tax.

TAXES

      Distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

SHAREHOLDER SERVICES PLAN

      Shares representing interests in the Retirement Class of the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has adopted a Shareholder Services Plan (the "Plan") for the Fund's Retirement Class Shares authorizing the Fund to pay securities dealers, plan administrators or other service organizations ("Service Organizations") who agree to provide certain shareholder and administrative services to plans or plan participants holding Retirement Class Shares of the Fund a service fee at an annual rate of up to 0.10% of the average daily net asset value of Retirement Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled "Purchase of Fund Shares -- Purchases through Intermediaries" in this Prospectus.

MULTI-CLASS STRUCTURE

      The Fund also offers Institutional Class Shares and Investor Class Shares which are offered directly to investors in separate Prospectuses. Shares of each class of the Fund represent equal pro rata interests and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Retirement Class Shares of the Fund can be expected to differ from the total return on Institutional Class Shares and Investor Class Shares of the Fund. Information concerning Institutional Class Shares and Investor Class Shares of the Fund can be requested by calling the Fund at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     (This Page Intentionally Left Blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. Because Retirement Class shares of the Fund had not commenced operations prior to August 31, 2005, the financial information in the table for the period after April 29, 2005 is for Institutional Class shares of the Fund. The term
"Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                    CORE BOND FUND - INSTITUTIONAL CLASS
                                       --------------------------------------------------------------------------------------------
                                        FOR THE
                                         PERIOD
                                       JANUARY 1,           FOR THE         FOR THE         FOR THE        FOR THE        FOR THE
                                        2005 TO           YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       AUGUST 31,        DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005(a)             2004            2003            2002           2001           2000
                                       --------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning
   of period ........................  $    10.81        $      10.66     $      10.44   $       9.80   $       9.40   $       9.07
                                       ----------        ------------     ------------   ------------   ------------   ------------
Net investment income ...............        0.25        $       0.31     $       0.30   $       0.40   $       0.49   $       0.60
Net realized and unrealized
   gain on investments ..............        0.03        $       0.15     $       0.22   $       0.64   $       0.40   $       0.33
                                       ----------        ------------     ------------   ------------   ------------   ------------
Net increase in net assets
   resulting from operations ........        0.28        $       0.46     $       0.52   $       1.04   $       0.89   $       0.93
                                       ----------        ------------     ------------   ------------   ------------   ------------
Dividends to shareholders from:
Net investment income ...............       (0.25)       $      (0.31)    $      (0.30)  $      (0.40)  $      (0.49)  $      (0.60)
Net realized capital gains ..........        0.00        $       0.00     $       0.00   $       0.00   $       0.00   $       0.00
                                       ----------        ------------     ------------   ------------   ------------   ------------
Total dividends and distributions
   to shareholders ..................       (0.25)       $      (0.31)    $      (0.30)  $      (0.40)  $      (0.49)  $      (0.60)
                                       ----------        ------------     ------------   ------------   ------------   ------------

Net asset value, end of period ......  $    10.84        $      10.81     $      10.66   $      10.44   $       9.80   $       9.40
                                       ==========        ============     ============   ============   ============   ============

Total investment return .............        2.65%(b)            4.38%            5.04%         10.87%          9.64%         10.66%
                                       ==========        ============     ============   ============   ============   ============
Ratios/Supplemental Data
   Net assets, end of period
      (000's omitted) ...............  $  161,761        $    144,349     $    145,818   $    105,261   $    123,797   $    114,547
   Ratio of expenses to average
      net assets ....................        0.43%(c)            0.43%            0.45%          0.50%          0.50%          0.50%
   Ratio of expenses to average
      net assets without waivers
      and reimbursements
      (including dividend expense) ..        0.75%(c)(d)         0.71%            0.75%          0.83%          0.81%          0.79%
   Ratio of net investment income
      to average net assets .........        3.52%(c)            2.90%            2.81%          4.02%          5.04%          6.58%
   Portfolio turnover rate ..........      602.95%(c)(e)        805.8%(f)        561.8%         539.2%         431.5%         509.0%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

(e) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended August 31, 2005 was 295.21%.

(f) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

                     (This Page Intentionally Left Blank.)

                      (This Page Intentionally Left Blank.)

                      (This Page Intentionally Left Blank.)

ROBECO INVESTMENT FUNDS
OF
THE RBB FUND, INC.
(888) 261-4073
http://www.robecoinvest.com

FOR MORE INFORMATION:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the ROBECO INVESTMENT FUNDS is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about the Fund's investments, describes the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund's performance during its last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2005 has been filed with the SEC. The SAI, which includes additional information about the ROBECO INVESTMENT FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073.The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

The SAI is not available on the Adviser's website because a copy may be obtained by calling (888) 261-4073.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Robeco USA at http: www.Robecoinvest.com.

PURCHASES AND REDEMPTIONS

Call (888) 261-4073.

WRITTEN CORRESPONDENCE

Street Address:                   ROBECO INVESTMENT FUNDS,
                                  c/o PFPC Inc.,
                                  101 Sabin Street,
                                  Pawtucket, RI 02860-1427

P.O. Box Address:                 ROBECO INVESTMENT FUNDS,
                                  c/o PFPC Inc.,
                                  P.O. Box 9816,
                                  Providence, RI 02940

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                [LOGO OF ROBECO]

                                     ROBECO